                                                                   EXHIBIT 10.49

                                    SUBLEASE

         THIS SUBLEASE (the "SUBLEASE") is made as of the 1st day of September, 1999, between CLARK/BARDES, INC., a Delaware corporation ("SUBLESSEE"), and THE WAMBERG ORGANIZATION, INC., an Illinois corporation ("SUBLESSOR").

                                   WITNESSETH

         WHEREAS, pursuant to a Lease dated on or about June 30, 1992, as amended by a certain Amendment to Lease dated December 30, 1993, as further amended by a certain Second Amendment to Lease dated August 26, 1994, as further amended by an Amendment to Lease dated December 5, 1996, as further amended by a certain Third Amendment to Office Lease dated February 21, 1998, by and among SUNNINGDALE PARTNERS, INC., an Illinois corporation, ("Landlord"), and Sublessor, as Tenant, (the "MASTER LEASE"), Landlord has leased to Sublessor certain premises located in the building known as 102 South Wynstone Park Drive, North Barrington, Illinois (the "BUILDING"), which premises consist of approximately 11,085 square feet of office space located on the ground floor and first floor of said Building (the "MASTER LEASE PREMISES");

         WHEREAS, a true and correct copy of the Master Lease is attached hereto as Exhibit A, and all capitalized terms not otherwise defined in this Sublease shall have the same meanings in this Sublease as given such terms in the Master Lease;

         WHEREAS, the term of the Master Lease expires on February 21, 2009;

         WHEREAS, Sublessee desires to lease from Sublessor, and Sublessor desires to lease to Sublessee, a portion of the Premises demised by the Master Lease, consisting of approximately 9,391 square feet of space located on the first floor of the Building (the "SUBLEASED PREMISES"), upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Sublease of Subleased Premises. Sublessor hereby agrees to lease the Subleased Premises to Sublessee, and Sublessee hereby agrees to lease the Subleased Premises from Sublessor, on the terms and conditions set forth herein. Sublessor further assigns to Sublessee the membership(s) in the Wynstone Country Club set forth in the Master Lease.

         2. Term. The term of this Sublease (the "TERM") shall commence as of the date hereof and shall continue in effect until the expiration of the Master Lease on February 21, 2009.

         3. Performance under the Master Lease. In order to effectuate the understandings and intent of Sublessor and Sublessee as set forth in this Sublease, Sublessor and Sublessee agree as follows:

            (a) Master Lease Obligations. This Sublease is subject to and subordinate in all respects to the Master Lease. The terms and conditions of the Master Lease, as it pertains to the Subleased Premises, are incorporated herein by reference as if fully set forth herein. From and after the commencement of the Term, and except as otherwise set forth herein, Sublessor and Sublessee agree to assume and be bound by all of the covenants and agreements under the Master Lease made by Landlord (as defined in the Master Lease) and Tenant (as defined in the Master Lease) and to perform all of the duties, responsibilities and obligations of Landlord and Tenant under the Master Lease, in each case: (i) substituting Sublessor for Landlord; (ii) substituting Sublessee for Tenant in regard to all terms and conditions of the Master Lease as they apply and pertain to the Subleased Premises; and (iii) with Sublessor remaining as Tenant in regard to all terms and conditions of the Master Lease as they apply and pertain to the remainder of the Master Lease Premises.

            (b) Sublessee's Rights Under the Master Lease. Subject to the terms and provisions of this Sublease, whenever Sublessor, as the Tenant under the Master Lease, has reserved a right under the Master Lease, such right shall inure to the benefit of and shall be exercised solely by Sublessee as such right pertains to the Subleased Premises. Notwithstanding the foregoing, this Sublease shall not include the limited right of first offer set forth in Section 38 of the Lease, and said limited right of first offer shall not inure to the benefit of Sublessee.

            (c) Sublessor's Performance Under the Master Lease. Sublessor covenants and agrees that from and after the date hereof and during the Term of the Sublease, Sublessor shall comply in all respects with the requirements of the Master Lease, both in respect of Sublessor's obligations as Tenant thereunder as such obligations pertain to the Master Lease Premises, and in respect of Sublessor's obligations as Sublessor hereunder as such obligations pertain to the Subleased Premises, and not take any action or enter into any agreements which shall be in conflict with Sublessor's obligations or Sublessee's rights under this Sublease. In the event of default by Sublessor, except as otherwise provided in subparagraph (f) below, the notice and cure provisions set forth in the Master Lease shall apply. In any instance where the consent of Landlord is required to any act or omission, Sublessor shall not be required to give such consent unless and until Landlord has also given its consent in writing. Sublessor shall not modify or amend the Master Lease, or waive any right or benefit thereunder, without Sublessee's written consent.

            (d) Sublessee's Performance Under the Master Lease. Sublessee covenants and agrees that from and after the date hereof and during the Term of the Sublease, Sublessee shall comply in all respects with the requirements of the Master Lease, as such obligations pertain to the Sublease Premises, and not take any action or enter into any agreements which shall be in conflict with Sublessee's obligations or Sublessor's rights under this Sublease. In the event of default by Sublessee, the notice and cure provisions set forth in the Master Lease shall apply.

            (e) Sublessee's Quiet Enjoyment. Sublessor covenants that so long as Sublessee keeps, observes and performs all of the terms, conditions, provisions and agreements herein contained on the part of Sublessee to be kept, observed and performed including, without limitation, payment of Rent (as hereinafter defined), Sublessee shall during the Term peaceably and quietly hold the Subleased Premises, subject to the Master Lease and subject to the terms, covenants, conditions, provisions and agreements hereof, free from hindrance by Sublessor or Landlord.

            (f) Right of Sublessee to Perform Sublessor's Obligations. If Sublessor shall fail to make any payment or perform any act required to be made or performed by Sublessor under the Master Lease pursuant to this Sublease, and such default is not cured by Sublessor by the first to occur of (i) one-half of the period specified in the Master Lease for curing such default, or (ii) five
(5) days prior to the expiration of such Master Lease cure period, Sublessee, without waiving or releasing any obligation or default hereunder, may (but shall be under no obligation to) make such payment or perform such act for the account and at the expense of Sublessor, and may take any and all such actions as Sublessee in its sole discretion deems necessary or appropriate to accomplish such cure. If Sublessee shall reasonably incur any expense in remedying such default, Sublessee shall be entitled to set off such sums against Rent as future Rent becomes due under this Sublease.

         4. Rent. Sublessee shall pay to Sublessor at the address set forth herein: (a) base rent in the amount of Twelve Thousand Five Hundred Twenty-One and 33/100ths Dollars ($12,521.33) per month for the entire Term of the Sublease ("MONTHLY RENT") at such times as specified in the Master Lease (if the Term commences other than on the first day of a month, Monthly Rent for such month shall be prorated); and (b) Sublessee's proportionate share ("PROPORTIONATE SHARE") of the other costs and charges due and payable under the Master Lease, at the same time and place as the payment of Monthly Rent or at such other times as are specified in the Master Lease; and (c) Sublessee's Proportionate Share shall be a fraction, the numerator of which shall be the square footage of the Subleased Premises and the denominator of which shall be the leasable square footage of the Building, as defined in the Master Lease. Sublessor authorizes and directs Sublessee to make payments of Monthly Rent and Sublessee's Proportionate Share of other costs and charges directly to Landlord, and any payments so made shall be deemed to be in satisfaction and acquittance for the monetary obligations payable under this Sublease to the extent of any payment so made to Landlord.

         5. Assignment and Subletting. Sublessee may not assign this Sublease in whole or in part or sublet the Subleased Premises in whole or in part without the prior written consent of Sublessor and Landlord, which consent shall be granted or withheld in accordance with the terms and conditions, and subject to the same qualifications and exclusions, as set forth in the Master Lease. If Sublessor and Landlord consent to any such assignment or subletting, Sublessee shall remain fully and primarily liable to Sublessor, in all respects, under this Sublease. Notwithstanding the foregoing, Sublessee shall have the right option, without the consent of Sublessor or Landlord, to assign this Sublease or sublease the Subleased Premises to any other corporation that is an affiliate, subsidiary or parent of Sublessee, or to any entity which merges or consolidates with, or acquires substantially all the assets or stock of, Sublessee.

         6. Notices from Landlord. In the event that either Sublessor or Sublessee shall receive any notice from Landlord regarding a default pursuant to any of the provisions of the Master Lease, the party receiving such notice shall promptly give a copy thereof to the other party.

         7. Insurance and Indemnity.

            (a) From and after the commencement date of the Term, Sublessee and Sublessor shall each obtain, pay for and provide or cause to be provided any and all insurance policies with the coverages and types of insurance carriers all as may be required to be obtained and carried by Tenant under the Master Lease.

            (b) Sublessor and Sublessee shall each cause their respective liability insurance policies to be endorsed to add the other party as an additional insured thereunder and such policies shall be endorsed as necessary to provide contractual liability coverage with respect to the indemnities set forth in the Master Lease, which the parties hereby ratify and adopt.

         8. Condition Precedent. The effectiveness of this Sublease is expressly subject to and conditional upon obtaining Landlord's written consent to this Sublease pursuant to Article 11 of the Master Lease.

         9. Captions. The captions in this Sublease are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Sublease nor in any way affect this Sublease or the construction of any provisions hereof.

         10. Severability. If any clause or provision of this Sublease or the application thereof to any person or circumstance becomes illegal, invalid or unenforceable to any extent because of present or future laws or any rules or regulation of any governmental body or entity, effective during the Term, the intention of the parties hereto is that the remainder of this Sublease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         11. Real Estate Broker. Each of Sublessee and Sublessor represents to the other that it dealt with no broker in connection with this Sublease, and no broker negotiated this Sublease or is entitled to any commission in connection therewith. Each of Sublessee and Sublessor agrees to indemnify, defend and hold the other and its partners, employees, agents, and officers harmless from and against all claims made by any broker or finder for any commissions or fee in connection with Sublease.

         12. Representations, Warranties, Covenants and Agreements.

            (a) Sublessor hereby warrants, represents and covenants that the Master Lease is presently in full force and effect and without default on the part of the Sublessor upon execution hereof and will so be at the commencement of the Term, and that no condition is now existing which would constitute a default under the Master Lease with the giving of notice or lapse of time or both.

            (b) Sublessor warrants, represents and covenants that Sublessor will continue to observe and perform all of Sublessor's obligations under the Master Lease not assumed by Sublessee hereunder in order to prevent any default thereunder or breach thereof during the term of this Sublease.

            (c) Sublessor warrants and represents that Exhibit "A" attached hereto is a true, correct and complete copy of the Master Lease and all amendments thereto.

            (d) Sublessor warrants and represents that, to its knowledge, Landlord is not in default under the Master Lease as of the execution and delivery hereof, and that no condition exists which would constitute a default under the Master Lease with the giving of notice or lapse of time or both.

         13. Notices. All notices or demands upon Sublessor or Sublessee desired or required to be given under any provisions hereof shall be in writing and shall be hand delivered; certified or registered mail, return receipt requested; telex, telecopier, or next day air courier to the parties set forth below. Such notices shall be deemed given at the time personally delivered, if delivered by hand; three (3) days after deposit in the United States mail, if sent certified or registered mail; when answered back, if telexed; upon delivery, with receipt acknowledged if telecopied; and the next business day after timely delivery to courier, if sent by air courier. Any notices or demands given under this Sublease shall be deemed to have been given if a copy thereof has been delivered as herein provided addressed as follows:

          If to Sublessor:          102 South Wynstone Park Drive
                                    North Barrington, IL 60010
                                    Attention: W.T. Wamberg
                                    Phone: 847-304-5800
                                    Fax: 847-304-5898

          If to Sublessee:          Clark/Bardes, Inc.
                                    2121 San Jacinto Street, Suite 2200
                                    Dallas, Texas 75201
                                    Attention: Mel Todd, President
                                    Phone: 214-871-8717
                                    Fax:214-871-7690

Any party hereto may change its notice address by proper notice to the other parties. Any parties' failure to accept delivery shall be deemed to constitute receipt for the purposes of this Section. In addition, any notices with respect to the Subleased Premises provided to Sublessor by Landlord pursuant to the Master Lease, shall be immediately delivered by Sublessor directly to Sublessee at the address set forth herein.

         14. Miscellaneous.

            (a) No Waiver. The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option contained herein, shall not be construed as a waiver of such covenant, condition or option in any other instance.

            (b) Governing Law. The parties agree that the rights and obligations of the parties under this Sublease shall be governed and construed in accordance with the laws of the State of Illinois.

            (c) Successors and Assigns. Each provision of this Sublease shall extend to and shall bind and inure to the benefit not only of Sublessor and Sublessee, but also their respective successors and assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge or subletting contrary to the provisions of the Master Lease or of this Sublease.

            (d) Amendments. No modification, waiver or amendment of this Sublease or of any of its conditions shall be binding upon Sublessor or Sublessee unless in writing signed by both parties. No modification, waiver or amendment of the Master Lease shall be binding upon Sublessee without Sublessee's written consent thereto.

            (e) Time of Essence. Time is of the essence of this Sublease and each and all of the provisions thereof.

            (f) Severability. The invalidity of any of the provisions of this Sublease will not impair or affect in any manner the validity, enforceability or effect of the rest of this Sublease.

            (g) Entire Agreement. All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Sublease, which alone fully and completely expresses the agreement between Sublessor and Sublessee.

            (h) Remedies Cumulative. Except as specifically provided herein, all rights and remedies of Sublessor and Sublessee under this Sublease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

            (i) Conflict. In the event that any of the terms and provisions of this Sublease are inconsistent with the Master Lease, the terms and provisions of this Sublease shall control.

                                SIGNATURES FOLLOW

                           SIGNATURE PAGE TO SUBLEASE

            IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

SUBLESSOR:                                   SUBLESSEE:

THE WAMBERG ORGANIZATION, INC.               CLARK/BARDES, INC.




By: /s/ W. T. WAMBERG                        By:   /s/ THOMAS M. PYRA
   ---------------------------------            -------------------------------
Name:   W. T. WAMBERG                        Name: /s/ THOMAS M. PYRA
     -------------------------------              -----------------------------
Title:  President                            Title:    Chief Financial Officer
      ------------------------------               ----------------------------

                                     CONSENT

         The undersigned Landlord under the Lease referred to in this Sublease hereby consents to the foregoing Sublease and further agrees as follows:

         1. In the event of default under the Master Lease, Landlord agrees that Sublessee shall have the right, but not the obligation, to cure or cause to be cured any default, whether the same consists of the failure to pay rent or any other monetary liability or obligation under the Master Lease or consists of the failure to perform any other term, covenant or condition under the Master Lease. If a default occurs under the Master Lease, Landlord shall give Sublessee written notice thereof and Landlord shall take no action to terminate the Master Lease or to interfere with Sublessee's use, occupancy or enjoyment of the Subleased Premises unless Sublessee fails to cure or cause to be cured such default as such default pertains to the Subleased Premises only, which cure shall be effected within the grace or cure periods provided for under the Master Lease. Landlord agrees that only such defaults as pertain to the Subleased Premises must be cured by Sublessee in order for Sublessee's use, occupancy and enjoyment of the Subleased Premises not to be distributed, and Sublessee shall not be required to cure any default as it pertains to the remainder of the Premises. The foregoing shall not be construed to waive or release any fights Landlord shall have against Sublessor with respect to the remainder of the Premises or that otherwise have accrued in favor of Landlord.

         2. Landlord further agrees to accept payment of the Monthly Rent provided for under this Sublease directly from Sublessee and agrees that said Monthly Rent shall be accepted in full satisfaction and acquittance for Base Rent under the Master Lease applicable to the Subleased Premises. Accordingly, Landlord agrees to look solely to Sublessor for payment of any and all Base Rent payable under the Master Lease that is in excess of the Monthly Rent payable under this Sublease.

         3. Landlord further agrees to accept directly from Sublessee payment of Sublessee's Proportionate Share of Operating Expenses attributable to the Subleased Premises and its Proportionate Share of any other monetary obligations or liabilities payable under the Master Lease. Accordingly, Landlord shall look solely to Sublessor for any and all Operating Expenses or other monetary obligations or liabilities payable under the Master Lease pertaining to the remainder of the Premises.

         4. If the Master Lease shall terminate for any reason other than casualty or condemnation or for Sublessee's failure to cure a default as such pertains to the Subleased Premises, Sublessee shall have the right, exercisable within thirty (30) days after such termination (and provided that all defaults in respect of the Subleased Premises have been cured), to enter into a direct lease with Landlord for the Subleased Premises, which new lease shall commence as of the date of termination of the Master Lease and continue for the remainder of the Term thereof and which lease shall contain the same terms, covenants and conditions as the Master Lease, except for requirements that are no longer applicable or have previously been performed, and except that such new lease shall only pertain to the Subleased Premises and shall provide for base rent to be paid in the amounts set forth in the Sublease.

         5. Landlord hereby waives its right to terminate the Master Lease pursuant to Section 35(k) of the Master Lease in connection with the foregoing Sublease and acknowledges that Section 35(k) shall not apply to transfers of stock in Sublessee, in that the stock of Sublessee is listed on a recognized security exchange.

         In Witness Whereof, Landlord has executed this Consent as of the 1st day of September, 1999.

                                        LANDLORD:

                                        SUNNINGDALE PARTNERS, INC.

                                        By:    /s/ W. T. WAMBERG
                                           ------------------------------------
                                           Name:   W. T. WAMBERG
                                                -------------------------------
                                           Title:  PRESIDENT
                                                 ------------------------------
                                        9

                                    EXHIBIT A

                    [True and correct copy of Master Lease]

                         THIRD AMENDMENT TO OFFICE LEASE


         This THIRD AMENDMENT TO OFFICE LEASE (the "Third Amendment") is made and entered into this 21st day of February, 1998 by and between SUNNINGDALE PARTNERS, INC., an Illinois corporation ("Landlord") and THE WAMBERG ORGANIZATION INC., an Illinois corporation ("Tenant").

                                  WITNESSETH:

         WHEREAS, on or about June 30th, 1992 Landlord and Tenant entered into a certain Office Lease, as amended on December 30th, 1993 (the "Lease"), and further amended as of December 5th, 1996, which is incorporated herein by this reference.

         WHEREAS, The parties wish to modify certain terms of the Lease as more particularly described below.

         NOW, THEREFORE, in consideration of the premises, rent, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. The Premises shall be deemed amended to change from 6,698 square feet currently occupied on the Ground Floor of the "Advo" building, 102 S. Wynstone Park Drive, Barrington, Illinois, to 9,391 square feet of the First Floor of the same building and 1,694 square feet of the ground floor, for a total of 11,085 square feet.

2. The Commencement Date with respect to the occupancy of the new space shall be February 21, 1998 and the termination date with respect to said new space shall be February 20, 2009 (eleven years).

AMENDED LEASE
THE WAMBERG ORG. INC.
February 21, 1998
Page 2

3. The Annual Base Rent attributable to the new space shall be One Hundred Seventy Seven Thousand Three Hundred Sixty Dollars and no/100 ($177,360.00) payable in equal monthly installments of Fourteen Thousand Seven Hundred Eighty Dollars and no/100 ($14,780.00) (the monthly base rent). This rent will be increased by 3% per year, for each year the space is occupied.

4. Tenant's Proportionate Share with respect to Operating Expenses shall be 58.76%.

5. So long as Tenant is occupying the Premises as described in the Lease and is not in default thereunder, its use of it membership at Wynstone Country Club shall be continued.

6. The Lease, except as hereby explicitly and expressly modified, shall remain unmodified and in full force and effect.

AMENDED LEASE
THE WAMBERG ORG. INC.
February 21, 1998
Page 3

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals upon the date first written.

LANDLORD:
SUNNINGDALE PARTNERSHIP, INC., an Illinois Corporation,

BY:  /s/ WARREN T. WAMBERG
   ------------------------------
Warren T. Wamberg


TENANT:
THE WAMBERG ORGANIZATION, INC., an Illinois Corporation,

BY: /s/ WARREN T. WAMBERG
   ------------------------------
Warren T. Wamberg

                                  Appendix "A"


                            [ORIGINAL LEASE LAYOUT]

                               AMENDMENT TO LEASE

         THIS AMENDMENT TO LEASE made and entered into this 5th day of December, 1996 by and between THE WAMBERG ORGANIZATION, INC., an Illinois Corporation, ("Tenant") and SUNNINGDALE PARTNERS, INC., an Illinois Corporation, ("Landlord").

                                   WITNESSETH:

WHEREAS, the parties hereto did heretofore enter in a certain Lease on June 30, 1992 for a portion of the first floor of the Premises commonly known as 102 South Wynstone Park Drive, North Barrington, Illinois ("the Lease"); and

WHEREAS, the parties hereto do hereby intend to amend the Lease to provide for the leasing of an additional non-contiguous 1,694 square feet of rentable area on the first floor of the Property as same is described in the lease on the terms and conditions as are more fully hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto do hereby agree that the Lease be and is hereby amended to provide as follows:

1.   The Premises shall be deemed amended to include the following Additional
     Premises: 1,694 rentable square feet as depicted on Appendix "A" attached hereto and specifically incorporated by reference herein. The Rentable Area as defined in the Lease shall be deemed amended to include said additional 1,694 rentable square feet.

2. The Commencement Date with respect to the occupancy of the Additional Premises shall be January 1, 1997 and the termination date with respect to said Additional Premises shall be January 1, 2000.

3. The Annual Base Rent attributable to the Additional Premises shall be TWENTY-SEVEN THOUSAND ONE HUNDRED FOUR DOLLARS AND 00/100 (27,104.00) payable in equal monthly installments of TWO THOUSAND TWO HUNDRED FIFTY EIGHT DOLLARS AND 66/100 ($2,258.66) (the Monthly Base Rent).

4. Tenant's Proportionate Share with respect to the Additional Premises shall be 9.37%.

5. Tenant has chosen to extend its lease of the original Premises as described in the Lease to January 1, 2000 in order that the tenancy of the Premises and the Additional premises will be co-terminus. Tenant's Base Rent attributable to the Premises described in the Lease shall be based upon Sixteen Dollars and 00/100 ($16.00) per square foot of Rentable Area.

6. So long as Tenant is occupying the Premises as described in the Lease and is not in default thereunder, its use of membership at Wynstone Country Club shall be continued.

7. The Lease, except as hereby explicitly and expressly modified, shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals upon the date first written.

                                       LANDLORD:

                                       SUNNINGDALE PARTNERSHIP, INC., an
                                       Illinois Corporation,

                                       BY: /s/ W. T. WAMBERG
                                          -------------------------------------
ATTEST:
       ---------------------------



                                       TENANT:

                                       THE WAMBERG ORGANIZATION, INC., an
                                       Illinois Corporation,

                                       BY: /s/ W. T. WAMBERG
                                          --------------------------------------

ATTEST: /s/ VIRGINIA GARRISON
       ---------------------------

                                    [LAYOUT]

                            SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE made and entered into this 26th day of August, 1994 by and between THE WAMBERG ORGANIZATION, INC., a Corporation, ("Tenant") and SUNNINGDALE PARTNERS, INC., an Illinois Corporation, ("Landlord").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto did heretofore enter in a certain Lease on June 30, 1992 for a portion of the first floor of the Premises commonly known as 102 South Wynstone Park Drive, North Barrington, Illinois ("the Lease"); and

     WHEREAS, the parties did hereto amend the Lease on December 30, 1993; and

     WHEREAS, the parties hereto do hereby intend to further amend the Lease to reflect the exercise by Tenant of the Option set forth in paragraph 5 of the Amendment to Lease entered into December 30, 1993.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto do hereby agree that the Lease be and is hereby amended to provide as follows:

         1. The term of the Lease for the original Premises as described therein is hereby extended to and including January 14, 1997.

         2. Effective August 1, 1994, the Base Rent attributable to the Premises as described in the Lease shall be increased to

Fifteen Dollars and 50/100 ($15.50) per square foot of Rentable Area. Landlord agrees, at its sole cost and expense, to install locks on private offices as designated by Tenant, provided however the amount of said locks to be installed shall not exceed four (4).

         3. Landlord agrees to contribute up to a maximum of Six Hundred Fifteen ($615.00) Dollars towards the installation of Tenant's security system to be provided by ADT at Tenant's expense.

         4. Except as otherwise specifically provided for herein, the Lease, as amended December 30, 1993, and particularly as provided in paragraph 5 of said Amendment, shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals upon the date first written.

                                       LANDLORD:

                                       SUNNINGDALE PARTNERSHIP, INC., an
                                       Illinois Corporation,

                                       BY: /s/ [ILLEGIBLE]
                                           -------------------------------------


ATTEST:

/s/ LISA J. BLACKMORE
-----------------------------------

                                       TENANT:

                                       THE WAMBERG ORGANIZATION, INC., a
                                       Corporation,

                                       BY: /s/ [ILLEGIBLE]
                                           -------------------------------------


ATTEST:

/s/ [ILLEGIBLE]
-----------------------------------

                                                                   1ST AMENDMENT

                               AMENDMENT TO LEASE

     THIS AMENDMENT TO LEASE made and entered into this 30th day of December, 1993 by and between THE WAMBERG ORGANIZATION, INC., a Corporation, ("Tenant") and SUNNINGDALE PARTNERS, INC., an Illinois Corporation, ("Landlord").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto did heretofore enter in a certain Lease on June 30, 1992 for a portion of the first floor of the Premises commonly known as 102 South Wynstone Park Drive, North Barrington, Illinois ("the Lease"); and

     WHEREAS, the parties hereto do hereby intend to amend the Lease to provide for the leasing of an additional non-contiguous 1,517 square feet of rentable area on the first floor of the Property as same is described in the Lease on the terms and conditions as are more fully hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto do hereby agree that the Lease be and is hereby amended to provide as follows:

         1. The Premises shall be deemed amended to include the following Additional Premises: 1,517 rentable square feet as depicted on Appendix "A" attached hereto and specifically incorporated by reference herein. The Rentable Area as defined in the Lease shall be deemed amended to include said additional 1,517 rentable square feet.

         2. The Commencement Date with respect to the occupancy of the Additional Premises shall be January 15, 1994 and the termination date with respect to said Additional Premises shall be January 14, 1997.

         3. The Annual Base Rent attributable to the Additional Premises shall be TWENTY-THREE THOUSAND FIVE HUNDRED THIRTEEN DOLLARS and 50/100 ($23,513.50) payable in equal monthly installments of ONE THOUSAND NINE HUNDRED FIFTY-NINE DOLLARS and 46/100 ($1,959.46) (the Monthly Base Rent).

         4. Tenant's Proportionate Share with respect to the Additional Premises shall be 8.39%.

         5. So long as Tenant is not in default, Tenant shall have the right and option exercisable in writing, certified mail or personal delivery on or before August 1, 1994, to extend its lease of the original Premises as described in the Lease to January 14, 1997 in order that the tenancy of the Premises and the Additional Premises will be co-terminus. In the event of such exercise, Tenant's Base Rent attributable to the Premises described in the Lease shall be based upon Fifteen Dollars and 50/100 ($15.50) per square foot of Rentable Area. Notwithstanding anything to the contrary herein contained, it is understood that such option shall be contingent upon and subject to the right of Advo, Inc. to lease the Premises or any portion thereof for the period commencing August 1, 1995.

         6. So long as Tenant is occupying the Premises as described in the Lease and is not in default thereunder, its use of membership at Wynstone Country Club shall be continued.

         7. The Lease, except as hereby explicitly and expressly modified, shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals upon the date first written.

                                       LANDLORD:

                                       SUNNINGDALE PARTNERSHIP INC., an
                                       Illinois Corporation,

                                       BY: /s/ [ILLEGIBLE]
                                           -------------------------------------


ATTEST:

/s/ LISA J. BLACKMORE
-----------------------------------

                                       TENANT:

                                       THE WAMBERG ORGANIZATION, INC., a
                                       Corporation,

                                       BY: /s/ [ILLEGIBLE]
                                           -------------------------------------

ATTEST:

/s/ [ILLEGIBLE]
-----------------------------------

                          THE OFFICE PARK AT WYNSTONE

                           North Barrington, Illinois

                               -----------------

                                 Reference Page

                               -----------------

LANDLORD:              SUNNINGDALE PARTNERS, INC.,
                       an Illinois corporation

LANDLORD'S ADDRESS:    102 South Wynstone Park Drive
                       North Barrington, Illinois 60011

TENANT:                THE WAMBERG ORGANIZATION, INC.

TENANT'S CURRENT
ADDRESS:               205 North Michigan Avenue
                       Chicago, Illinois 60601

PREMISES:              Portion of first floor
                       102 South Wynstone Park Drive
                       North Barrington, Illinois 60010
                       (See Appendix "A" attached hereto for plan of Premises)

RENTABLE AREA:         Landlord represents and warrants that the Premises
                       comprise 5,181 rentable square feet.

COMMENCEMENT DATE:     August 1, 1992

TERMINATION DATE:      July 31, 1995

ANNUAL BASE RENT:      $75,124.50

MONTHLY BASE RENT:     $6,260.38

TENANT'S PROPORTIONATE
SHARE:                 28.7490%

REAL ESTATE BROKERS:   Frain Camins & Swartchild and CB Commercial

LEASE EXECUTION DATE:  June 30, 1992

The reference page information and definitions are incorporated into and made a part of the Lease.

LANDLORD:                              TENANT:

SUNNINGDALE PARTNERS, INC.,            THE WAMBERG ORGANIZATION, INC.,
an Illinois corporation,

BY:                                    BY: /s/ [ILLEGIBLE]
    -------------------------------        --------------------------------
                                           The Wamberg Organization, Inc.
    -------------------------------        --------------------------------

Its:                                   Its: President
     ------------------------------         -------------------------------




ATTEST:

BY:
    -------------------------------
Its:
     ------------------------------

                                   L E A S E

     THIS LEASE MADE and entered into this _____ day of June, 1992, by and between THE WAMBERG ORGANIZATION, INC., a corporation, 205 North Michigan Avenue, Chicago, Illinois 60601 (TENANT) and SUNNINGDALE PARTNERS, INC., an Illinois corporation, P. 0. Box 3756, Barrington, Illinois 60011 (LANDLORD).

                              W I T N E S S E T H:

                                     Demise

     LANDLORD does hereby lease to TENANT and TENANT hereby lets from LANDLORD those certain premises (the "PREMISES"), designated on the plan attached hereto as Appendix "A" and made a part hereof, which PREMISES are situated in that certain building (the "BUILDING") located on a portion of the first floor, 102 South Wynstone Park Drive, North Barrington, Illinois 60010. The BUILDING and the real estate on which it is located are hereinafter referred to as the "Property". The Property does not include any other buildable areas and no additional buildings or improvements benefitting other parcels will be situated thereon during the term of the lease.

     Such letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and TENANT and LANDLORD covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by them to be kept and performed and that this Lease is made upon the condition of such performance.

                                       1.

                                    Purpose

     The PREMISES are to be used for general office purposes and for no other purpose without the prior written consent of the LANDLORD.

                                       2.

                                      Term

     The term of this Lease shall be for a period of three (3) years beginning August 1, 1992 and ending July 31, 1995 except as otherwise expressly provided in this Lease.

                                       3.

                                   Possession

     If LANDLORD, for any reason whatsoever, cannot deliver possession of the PREMISES to the TENANT on the date of the commencement of the Term, this Lease shall not be void or voidable, nor shall the LANDLORD be liable to TENANT for any loss or damage resulting therefrom. Under such circumstances, the rent provided for herein shall not commence until possession of the PREMISES is made available to TENANT and no such failure to give possession on the date of commencement of the Term shall affect the validity of this Lease or the obligations of the TENANT hereunder, nor shall the same be construed to extend the Term.

     Notwithstanding the provisions contained in the immediately preceding paragraph, however, in the event possession of the PREMISES is not tendered by LANDLORD on or before September 1, 1992, then in such event, from and after September 1, 1992 until such time as possession of the PREMISES is so tendered to TENANT, TENANT shall be entitled to a credit against rent due LANDLORD in amount equal to the penalty rent paid by TENANT to its landlord for the premises presently leased by TENANT at 205 North Michigan Avenue, Chicago, Illinois, provided however, in the event said LANDLORD imposes such penalty rent, in no event shall said credit exceed one hundred (100%) percent of the base rent normally due by TENANT to its landlord under the aforesaid lease without application of the holdover penalty thereunder, and further provided that no such credit shall be due and payable from and after the tender of possession of the PREMISES to TENANT by LANDLORD. It is further provided that in the event said LANDLORD elects as a result of TENANT's holdover after September 1, 1992 to extend said lease for an additional year, in such event, LANDLORD agrees to credit against rent due LANDLORD an amount equal to the rent due said LANDLORD for that portion of said additional year after TENANT has been tendered possession of the PREMISES by LANDLORD.

     The PREMISES shall be deemed to be ready for TENANT'S occupancy if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the PREMISES or any part thereof, or if the delay in the availability of the PREMISES or any part thereof for occupancy shall be due to special work, changes, alterations, or additions required or made by TENANT in the layout or finishing of the PREMISES. Whether or not the PREMISES are ready for occupancy shall be determined by the issuance of a temporary or permanent certificate of occupancy from the Village of North Barrington. It is further understood that within 48 hours prior to initial occupancy, the parties shall jointly inspect the PREMISES and prepare a "punch list" of incomplete items to be completed by LANDLORD within a reasonable time after occupancy. TENANT agrees to provide a supplemental "punch list" within thirty (30) days after occupancy encompassing all items not then completed. Notwithstanding anything to the contrary herein contained, it is understood that if the PREMISES are not deemed ready for TENANT'S occupancy on or before October 1, 1992, then in such event, TENANT may elect to terminate this Lease.

                                       4.

                       Definitions As Used In This Lease

     A. The term "BASE YEAR" means the calendar year in which the term of this Lease commences.

     B. The term "COMMENCEMENT DATE" is the date of the beginning of the Lease as defined in Section Two (2) of this Lease.

     C. The term "COMPARISON YEAR" means each calendar year during the Term subsequent to the Base Year.

     D. The term "TENANT'S PROPORTIONATE SHARE" shall mean 28.43% being the ratio which the rentable office area of the PREMISES bears to the entire rentable office area in the Building.

     E. The Term "TAXES" means any and all taxes of every kind and nature whatsoever which LANDLORD shall pay or become obligated to pay during a calendar year for a year encompassed by the term of the Lease (regardless of whether such taxes were assessed or became a lien during, prior or subsequent to the calendar year of payment) because of or in connection with the ownership, leasing and operation of the Property including without limitation, real estate taxes, personal property taxes on property owned by TENANT or located on the PREMISES, sewer rents, water rents, special assessments, transit taxes, legal fees and court costs charged for the protest or reduction of property taxes and/or assessments in connection with the PREMISES including the Building, any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and/or the PREMISES, whether any such taxes are imposed by the United States, the State of Illinois, the County of Lake, or any local governmental municipality, authority or agency or any political subdivision of any thereof. TAXES shall not include any net income, capital stock, estate or inheritance taxes; provided, however, if at any time during the term hereof a tax or excise on rents or income or other tax however described (herein called "Rent Tax") is levied or assessed by the United States or the State of Illinois or any political subdivision thereof on account of the rents hereunder or the interest of LANDLORD under this Lease, and if such Rent Tax is in lieu of or as a substitute for, in whole or in part, real estate taxes or other ad valorem taxes such Rent Tax shall constitute TAXES.

     F. The term "OPERATING COSTS" means any and all expenses, costs and disbursements (other than taxes as defined in Section 4(E) of every kind and nature whatsoever incurred by LANDLORD in connection with the management, maintenance, operation and repair of the Property (including, without limitation, Energy Costs, easement maintenance expenses, including assessments applicable to the Property established by any Declaration as hereinafter defined, any and all common area expenses in the development in which the Property is located, including but not limited to landscaping and other maintenance of properties which benefit the Property, property management fees, insurance costs and routine repairs, maintenance and decorating, wage and salaries, legal and accounting, which LANDLORD shall be or become obligated to pay in respect of a calendar year regardless of when such OPERATING COSTS were incurred), except the following: (i) costs of capital improvements and cost of curing construction defects, if any; (ii) depreciation (except on any capital improvements made or installed after the Base Year for the purpose of saving labor or otherwise reducing applicable OPERATING COSTS); (iii) interest and principal payments on mortgages, if any; (iv) real estate brokers, leasing commissions or compensation; (vi) any cost or expenditure (or portion thereof) for which LANDLORD is reimbursed, whether by insurance proceeds or otherwise;
(vii) services provided for a single tenant; and (viii) tenant improvement cost for TENANT or other tenants. In the event during all or any portion of any calendar year the Building is not fully rented and occupied, LANDLORD may elect to make an appropriate adjustment of TENANT'S PROPORTIONATE SHARE of OPERATING COSTS for such year, employing sound accounting and management principles, to determine the OPERATING COSTS that would have been paid or incurred by LANDLORD on items which vary with occupancy of the Building had the Building been fully rented and occupied and the amount so determined, provided that in no event shall LANDLORD adjust the cost of maintenance and services to common areas of the Building and TENANT'S PROPORTIONATE SHARE if any adjusted OPERATING COSTS shall not exceed the cost which LANDLORD would have incurred had said OPERATING COSTS been furnished only to the PREMISES and billed directly to TENANT. For purposes of this subparagraph "the development in which the Property is located" shall be deemed to refer to any subdivision or group of subdivisions containing common areas and/or utilities and/or services benefiting the Property, including any and all Property encompassed by any declaration of easements, and/or protective covenants ("Declaration") affecting the Property, provided however that notwithstanding anything to the contrary herein contained, it is understood that TENANT shall not be responsible for any expenses relating to "the development in which the Property is located" except to the extent that of TENANT'S PROPORTIONATE SHARE of usage and except to the extent that said improvements benefit TENANT.

                                       5.

                                    Base Rent

     Except as otherwise provided herein, TENANT shall pay as initial Base Rent to LANDLORD the sum of SEVENTY FOUR THOUSAND EIGHT DOLLARS ($74,008.00) per annum in equal monthly payments of SIX THOUSAND ONE HUNDRED SIXTY SEVEN DOLLARS AND THIRTY-THREE ($6,167.33) in advance on the first day of the first full calendar month and on the first day of each calendar month thereafter during the Term and at the same rate for fractions of a month if the Term shall begin on any day except the first day or shall end on any day except the last day of a calendar month.

     Any rent (whether Base Rent or additional rent) or other amount due from TENANT to LANDLORD under this Lease not paid when due shall bear interest from the date due until the date paid at the annual rate of TWO (2%) PERCENT above the prime rate charged by the FIRST NATIONAL BANK OF CHICAGO (also called the Corporate Base Rate by said Bank) on ninety (90) day commercial loans to its largest customers from time to time during such period but the payment of such interest shall not excuse or cure any default by TENANT under this Lease. The covenants herein to pay rent (both Base Rent and additional rent) shall be independent of any other covenant set forth in this Lease.

     It is understood that in addition to the Base Rent provided for aforesaid that TENANT shall be responsible for the payment of all TAXES, OPERATING COSTS, and other improvements herein provided as additional rent. It is the intention of the parties that this Lease be deemed and construed as a "net lease", and all Base Rent, additional rent, and all other charges, costs and sums to be paid by TENANT hereby shall be paid to LANDLORD absolutely net and without any charges, assessments, impositions, expenses or deductions of any kind or nature whatsoever.

                                       6.

                          Base Rent Adjustment Formula

     Base Rent shall be subject to adjustment as hereinafter set forth in this
Section 6 and in Section 7.

                                      Taxes

     A. It is further agreed between the parties hereto that in addition to the rental provided for herein that TENANT will also pay during the term of this Lease, as additional rent, TENANT's PROPORTIONATE SHARE of the TAXES. TENANT's PROPORTIONATE SHARE of which are estimated for the first year of the Term to not exceed TWELVE THOUSAND NINE HUNDRED FIFTY-TWO DOLLARS AND 50/100 ($12,952.50). To insure the payment of such additional rent, TENANT shall pay to LANDLORD on the first day of each and every month at the time of payment of the rental provided for herein one-twelfth (1/12th) of the annual taxes levied and assessed against the PREMISES for the prior year. The monies paid by TENANT as aforesaid shall be used by LANDLORD to pay the TAXES when the tax bills become available. In the event the monies paid as aforesaid are insufficient to pay the amount of the TAXES then TENANT will then on demand pay to LANDLORD the amount of such deficiency. In the event the monies so paid as aforesaid exceed the TAXES at the time of the issuance of final bills therefor, then to such extent LANDLORD shall credit such excess against future amounts due to LANDLORD from TENANT or in the event no such future amounts will be due, said excess shall be refunded to TENANT. To the extent that said TAXES are assessed against more than the PREMISES, TENANT shall be required to pay a prorata share of the larger area being assessed.

                                 Operating Costs

     B. TENANT shall also pay to LANDLORD as additional rent an amount equal to TENANT'S PROPORTIONATE SHARE of the OPERATING COSTS for each year of the term, which are estimated for the first year of the Term not to exceed EIGHTEEN THOUSAND ONE HUNDRED THIRTY-THREE DOLLARS AND 50/100 ($18,133.50). To insure the payment of such additional rent TENANT shall pay to LANDLORD on the first day of each and every month at the time of the payment of the rental one-twelfth of the OPERATING COSTS as reasonably estimated by LANDLORD for such year. In the event the monies so paid as aforesaid are insufficient to pay the amount of the OPERATING COSTS when final bills therefor are received by LANDLORD, then TENANT will on demand pay to LANDLORD the amount of said deficiency. In the event the monies so paid as aforesaid exceed the OPERATING COSTS at the time of the issuance of final bills therefor, then to such extent LANDLORD shall credit such excess against future amounts due to LANDLORD from TENANT or in the event no such future amounts will be due, said excess shall be refunded to TENANT.

                                       7.

                            Rent Adjustment Payment

     On or before the first day of April of each calendar year after the Base Year, LANDLORD shall endeavor to furnish to TENANT a written statement showing in reasonable detail OPERATING COSTS and TAXES for the Base Year and for the Comparison Year preceding the year in which such statement is furnished and showing the amount, if any, of rental adjustment due from TENANT for such Comparison year.

     On the monthly rental payment date (the "adjustment date") next following TENANT'S receipt of each such annual statement, TENANT shall pay to LANDLORD as additional rent an amount equal to the Sum of (a) the "net rental adjustment" for the entire preceding calendar year (being the aggregate rental adjustment shown on each such annual statement less the amount, if any, by which (i) the total rent paid by TENANT during the preceding calendar year (including all adjustment to monthly rental as herein provided), exceeded (ii) the Base Rent and (b) one-twelfth (1/12th) of such "net rental adjustment" for the present calendar year multiplied by the number of monthly rental payment dates (including the adjustment date) having elapsed for such present calendar year. Subsequent monthly rental payments shall thereafter be increased by one-twelfth (1/12th) of such "net rental adjustment".

     In the event that any such settlement required above indicates that the total additional rent paid by TENANT during the preceding calendar year exceeds the aggregate rental payable by TENANT for such calendar year pursuant to
Section 6 and Section 7, LANDLORD shall apply such excess on any amounts of additional rent next falling due under this Lease as long as TENANT is not then in default of any of the terms and provisions of this Lease.

     The annual determination and statement of TAXES and OPERATING COSTS shall be prepared in accordance with generally acceptable accounting principles. In the event of any dispute as to any additional rental due hereunder, TENANT shall have the right to inspect LANDLORD'S accounting records relative to TAXES and OPERATING COSTS at LANDLORD's accounting office during normal business hours at any time within sixty (60) days following the furnishing by LANDLORD to TENANT of such statement. However, any such audit may not be limited to the preceding year. If such audit discloses an error in LANDLORD's computations to the detriment of TENANT by more than five (5%) percent of the amount billed for a single year, then LANDLORD shall reimburse TENANT the reasonable costs of such audit.

     In no event shall any rent adjustment result in a decrease of the Base Rent as set forth in Section 5 hereof.

     In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of rental adjustment as hereinabove set forth, TENANT'S agreement to pay additional rental up to the time of termination and LANDLORD's obligation to repay any overpayment shall survive the expiration or termination of the Lease.

     If the lease year of the term of this Lease ends on any day other than the last day of December, any payment due to TENANT by reason of decrease in OPERATING COSTS or any payment due to LANDLORD by reason of any increase in OPERATING COSTS shall be prorated on the basis of which the number of days in such partial year bears to three hundred sixty-five (365).

                                       8.

                                  Holding Over

     Should TENANT hold over after the termination of this Lease, by lapse of time or otherwise, TENANT shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, during such holding over, TENANT shall pay Base Rent (as adjusted pursuant to Sections 6 and 7, all as estimated by LANDLORD) at one hundred fifty (150%) percent of the rate payable for the month immediately preceding said holding over. The provisions of this paragraph do not exclude the LANDLORD'S rights of re-entry or any other right hereunder.

                                       9.

                                Building Service

     (a) LANDLORD shall furnish janitorial and cleaning services in and about the PREMISES, Saturdays, Sundays excepted, comparable to the standard janitor services furnished by other first class office buildings in the suburban Chicago area, the costs of which shall be included in OPERATING COSTS.

         LANDLORD shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building and maintain the roof, structural components, h.v.a.c., and common areas of the Building to the standard set forth in Section 9.(a) hereof. LANDLORD shall not be liable for, and TENANT shall not be entitled to, any abatement or reduction of rental by reason of LANDLORD'S failure to furnish any of the foregoing, nor shall such failure constitute an eviction, if such failure is caused by accident, breakage, repairs, energy shortages or restriction, strikes, lockouts, or other labor disturbances or labor disputes of any character, riots, civil disturbance or by any other cause, similar or dissimilar, beyond the reasonable control of LANDLORD. Except as otherwise herein provided, LANDLORD shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Notwithstanding the foregoing, in the event as a result of any of the foregoing, the PREMISES become unfit for use for TENANT's business for a period of 72 consecutive hours, then in such event, rent shall abate until such fitness is restored.

         Wherever heat generating machines or equipment, including telephone equipment, are used in the PREMISES which affect the temperature otherwise maintained by the air conditioning system, LANDLORD reserves the right to install supplementary air conditioning units or heating units in the PREMISES and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by TENANT to LANDLORD upon demand by LANDLORD.

         (b) Neither LANDLORD nor LANDLORD'S beneficiaries, nor any company, firm or individual, operating, maintaining, managing or supervising the plant or facilities furnishing the services included in LANDLORD'S energy costs nor any of their respective agents, or employees, shall be liable to TENANT, or any of TENANT'S employees, agents, customers or invitees or anyone claiming through or under TENANT, for any damages, injuries, losses, expenses, claims or causes of action, because of any interruption or discontinuance at any time for any reason in the furnishing of any of such services, or any other service to be furnished by LANDLORD as set forth herein; nor shall any such interruption or discontinuance relieve TENANT from full performance of TENANT'S obligations under this lease except as provided in paragraph 9.(a) hereof.

         (c) Electricity shall not be furnished by LANDLORD, but shall be furnished by the approved electric utility company serving the area. LANDLORD shall permit the TENANT to receive such service direct from such public utility company at TENANT'S cost, and shall permit TENANT's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. TENANT shall make all necessary arrangements with the local utility company for metering and paying for electric current furnished by it to TENANT and TENANT shall pay for all charges for electric current consumed on the PREMISES during TENANT'S occupancy thereof. The electricity used during the performance of janitor service, the making of alterations or repairs in the PREMISES, (other than Tenant Improvements); or the operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by TENANT, shall be paid for by TENANT. TENANT shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of the LANDLORD in each instance, which consent shall not be unreasonably withheld. TENANT also agrees to purchase from the LANDLORD or its agent all lamps, bulbs after the initial installation thereof, ballasts and starters used in the PREMISES provided however that the availability quality and cost of any such items shall be comparable to that available to TENANT from other suppliers. TENANT covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. TENANT will not, without the written consent of LANDLORD, use any apparatus or device in the PREMISES to connect to electric current (except through existing electrical outlets in the PREMISES) or water pipes, any apparatus or device for the purpose of using electric current or water. If TENANT shall require water or electric current in excess of that which is respectively obtainable from existing water pipes or electrical outlets and normal for use of the PREMISES as general office space, TENANT shall first procure the consent of LANDLORD, which LANDLORD may not unreasonably refuse. If LANDLORD consents to such excess water or electric requirements, TENANT shall pay all costs including but not limited to meter service and installation of facilities necessary to furnishing such excess capacity.


                                       10.

                            Condition of the Premises

         Subject to "punch lists" referred to in section 3 hereof, by taking possession of the PREMISES, TENANT shall be deemed to have agreed that the PREMISES were as of the date of taking possession, in good order, repair and condition. No promises of the LANDLORD to alter, remodel, decorate, clean or improve the PREMISES or the Building and no representation or warranty expressed or implied, respecting the condition of the PREMISES or the Building has been made by the LANDLORD to TENANT, unless the same is contained herein or made a part hereof.

         TENANT shall, at its own expense, keep the PREMISES in good repair and tenantable condition and shall promptly and adequately repair all damages to the PREMISES caused by TENANT or any of its employees, agents or invitees under the supervision and with the approval of LANDLORD and within a reasonable period of time as specified by LANDLORD, loss by ordinary wear and tear, fire and other casualty excepted. Subject to the provisions of paragraph 27 hereof, if TENANT does not do so promptly and adequately, LANDLORD may, but need not, make such repairs and TENANT shall pay LANDLORD immediately upon request by LANDLORD.


                                       11.

                                 Uses Prohibited

         TENANT shall not use, or permit the PREMISES or any part thereof to be used, for any purpose or purposes other than as specified in Section 1 of this Lease. No use shall be made or permitted to be made of the PREMISES, nor acts done, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall TENANT sell, or permit to be kept, used or sold, in or about the PREMISES, any article which may be prohibited by LANDLORD'S insurance policies. TENANT shall not commit or suffer to be committed, any waste upon the PREMISES, or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building, nor, without limiting the generality of the foregoing, shall TENANT allow the PREMISES to be used for any improper, immoral, unlawful or objectionable purpose. TENANT agrees at all times to cause the PREMISES to be operated in compliance with all federal, state, local or municipal environmental protection agency health and safety laws, statutes, ordinances, and rules and regulations, so that no clean-up claim or other obligation or responsibility arises from a violation of any of the foregoing, by acts or omissions of TENANT, and TENANT further agrees to promptly cure any such violation committed by TENANT at its own expense, and shall furthermore defend and indemnify LANDLORD, beneficiaries, mortgagees, and officers, agents, and employees thereof respectively, for any and all liability, loss, costs (including attorneys' fees and expenses), damages, responsibilities or obligations incurred as a result of any violation of any of the foregoing. TENANT shall upon request of LANDLORD certify in writing that it is in compliance with applicable local, state and federal environmental rules, regulations, statutes and laws for the preceding year. At the request of the LANDLORD, TENANT shall submit to the LANDLORD, or shall make available for inspection and copying upon reasonable notice and at reasonable times, any or all of the documents and materials prepared by or for TENANT pursuant to any environmental law or regulation or submitted to any governmental regulatory agency in conjunction therewith. LANDLORD shall have reasonable access to the PREMISES to inspect the same to confirm that the TENANT is using the PREMISES in accordance with local, state and federal environmental rules, regulations, statutes and laws. TENANT shall, at the request of the LANDLORD and at the TENANT'S expense, conduct such testing and analysis as is necessary to ascertain whether the TENANT is using the PREMISES in compliance with all local, state and federal environmental rules, regulations, statutes and laws, provided however, LANDLORD shall not request that TENANT conduct such tests unless LANDLORD has a reasonable suspicion that TENANT may be in violation of the foregoing rules, regulations, statutes, or laws. Said tests shall be conducted by qualified independent experts chosen by the TENANT and subject to LANDLORD'S reasonable approval. Copies of reports of any such tests shall be provided to the LANDLORD. The provisions within this paragraph shall survive termination of this Lease and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, and mortgagees thereof.


                                       12.

                               Compliance With Law

         TENANT shall not use the PREMISES or permit anything to be done in or about the PREMISES which in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. TENANT shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire under-writers or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the PREMISES, excluding structural changes not related to or affected by TENANT'S improvements or acts. The judgment of any court of competent jurisdiction or the admission of TENANT in an action against TENANT whether LANDLORD be a party thereto or not, that TENANT has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between LANDLORD and TENANT.


                                       13.

                             Alterations and Repairs

         TENANT shall keep the PREMISES in good condition and repair ordinary wear and tear and loss by fire and other casualty excepted, and shall erect any partitions, make any alterations in or additions, changes or repairs to the PREMISES without the LANDLORD'S prior written approval in each and every instance, such consent not to be unreasonably withheld. Unless otherwise agreed by LANDLORD and TENANT in writing, all such work shall be performed either by or under the direction of LANDLORD, but at the cost of TENANT. During the term of this Lease, no work shall be performed by or under the direction of TENANT without the express written consent of LANDLORD. Unless otherwise provided by written agreement, all alterations, improvements, and changes shall remain upon and be surrendered with the PREMISES, excepting however that at LANDLORD'S option, TENANT shall, at its expense, when surrendering the PREMISES, remove from the PREMISES and the Building all such alterations, improvements, and changes, provided LANDLORD has designated them for removal at the time of approval, and further provided that TENANT may remove any trade fixtures provided the PREMISES are restored to a condition reasonably satisfactory to LANDLORD. If TENANT does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements, which TENANT may be required to remove after request to do so by LANDLORD, LANDLORD may remove the same and TENANT shall pay the cost of such removal to LANDLORD upon demand. TENANT hereby agrees to hold LANDLORD and LANDLORD'S beneficiaries, their agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against PREMISES, or the Building or the Property, for work claimed to have been furnished to TENANT shall be discharged of record by TENANT within ten (10) days thereafter, at TENANT'S expense, provided however TENANT shall have the right to contest any such lien on the posting of reasonably sufficient security or insuring over same with LANDLORD's title insurer.

         TENANT shall, at the termination of this Lease, surrender the PREMISES to LANDLORD in as good condition and repair as reasonable and proper use thereof will permit, loss by ordinary wear and tear, fire or other casualty excepted.

                                       14.

                            Assignment and Subletting

         TENANT shall not assign this Lease, or any interest therein and shall not sublet the PREMISES or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the PREMISES, or any portion thereof, without the written consent of LANDLORD first had and obtained, which shall not be unreasonably withheld.

         TENANT shall, by notice in writing, advise LANDLORD of its intention from on and after a stated date (which shall not be less than sixty (60) days after the date of TENANT'S notice) to assign or to sublet any such part of all of the PREMISES for the balance or any part of the Term, and, in such event LANDLORD shall have the right, to be exercised by giving written notice to TENANT thirty (30) days after receipt of TENANT'S notice, to recapture the space described in TENANT'S notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in TENANT'S notice. TENANT'S said notice shall state the name and address of the proposed subtenant and a true and complete copy of the proposed sublease shall be delivered to LANDLORD with said notice. If TENANT'S notice shall cover all of the space hereby demised and if LANDLORD shall give the aforesaid recapture notice with respect thereto, the Term of this Lease shall expire and end on the date stated in TENANT'S notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be canceled pursuant to the foregoing with respect to less than the entire PREMISES, the rental and the escalation percentages herein reserved shall be adjusted on the basis of the number of square feet retained by TENANT, and this Lease as so amended shall continue thereafter in full force and effect. If LANDLORD, upon receiving TENANT'S said notice with respect to any such space, shall not exercise its right to cancel as aforesaid, LANDLORD will not unreasonably withhold its consent to TENANT'S assigning or subletting the space covered by its notice, provided; (i) at the time thereof TENANT is not in default under this Lease, (ii) LANDLORD, in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the premises and financial responsibility of the proposed sublessee or occupant, as the case may be, of the PREMISES are satisfactory to LANDLORD, (iii) any assignee shall expressly assume all the obligations of this Lease on TENANT'S part to be performed; (iv) such consent if given shall not release TENANT of any of its obligations (including, without limitation, its obligation to pay rent) under this Lease, (v) TENANT agrees specifically to pay over to LANDLORD, as additional rent, fifty (50%) percent of all net sums (ie: after deduction of brokerage fees, build-out costs, or other costs incurred by TENANT in subletting) received by TENANT under the terms and conditions to such assignment or sublease, which are in excess of the amounts otherwise required to be paid pursuant to the Lease; and (vi) a consent to one assignment, subletting occupation or use shall be limited to such particular assignment, sublease or occupation and shall not be deemed to constitute LANDLORD'S consent to an assignment or sublease to or occupation by another person. Any such assignment or subletting without such consent shall be void and shall, at the option of LANDLORD, constitute a default under this Lease. TENANT will pay all of LANDLORD'S costs associated with any such assignment or subletting including but not limited to reasonable legal fees.


                                       15.

                                      Signs

         TENANT shall not place or affix any exterior or interior signs visible from the outside of the PREMISES.


                                       16.

                     Damage to Property - Injury to Persons

         TENANT, as a material part of the consideration to be rendered to LANDLORD under this Lease, to the extent permitted by law, hereby waives all claims except claims caused by or resulting from the non-performance of the LANDLORD, which TENANT or TENANT'S successor or assigns may have against LANDLORD, its agents, servants, or employees for loss, theft or damage to the property and for injuries to persons in, upon or about the PREMISES or the Building from any cause whatsoever.

         TENANT will hold LANDLORD, its agents, servants, and employees exempt and harmless from and on account of any damage or, injury to any person, or to the goods, wares, and merchandise of any person, arising from the uses of the PREMISES by TENANT or arising from the failure of TENANT to keep the PREMISES in good condition as herein provided if non-performance by the LANDLORD or negligence of the LANDLORD, its agents, servants or employees does not contribute hereto. Neither LANDLORD nor its agents, servants, employees shall be liable to TENANT for any damage by or from any act or negligence of any co-tenant or other occupant of the same Building, or by any owner or occupant of adjoining or contiguous property, provided however, that the provisions of this paragraph shall not apply to negligence or willful and wanton misconduct of any such individuals or entities. TENANT agrees to pay for all damage to the Building or the PREMISES, as well as all damage to tenants or occupants thereof caused by TENANT'S misuse or neglect of the PREMISES, its apparatus or appurtenances or caused by any licensee, contractor, agent or employees of TENANT. Notwithstanding the foregoing provisions, neither LANDLORD nor TENANT shall be liable to one another for any loss, damage or injury caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage or injury from insurance and the insurance company is bound by this waiver of liability.

         LANDLORD will hold TENANT, its agents, servants, and employees exempt and harmless from and on account of any damage or injury to any person, or to the goods, wares, and merchandise of any person, arising of the failure of LANDLORD to keep the Building and its common areas under LANDLORD's control in good condition as herein provided as a result of any act or omission of LANDLORD, its agents, servants, or employees, and waives all claims against TENANT for loss, damage, or theft of LANDLORD's property and for injuries to persons in and about those portions of the Building and its common areas under LANDLORD's control. Notwithstanding the foregoing provisions, LANDLORD shall not be liable to TENANT for any loss, damage or injury caused by its act or neglect to the extent that TENANT has recovered the amount of such loss, damage or injury from insurance and the insurance company is bound by this waiver of liability.

         Particularly, but not in limitation of the foregoing paragraph, all property belonging to TENANT or any occupant of the PREMISES that is in the Building or the PREMISES shall be there at the risk of TENANT or other person only, and LANDLORD or its agent, servants, or employees (except in case of non-performance by the LANDLORD or negligence or willful and wanton conduct of LANDLORD or its agents, servants, employees) shall not be liable for: damage to or theft of or misappropriation of such property; nor for any damage to property entrusted to LANDLORD, its agents, servants, or employees, if any; nor for the loss of or damage to any property by theft or other-wise, by any means whatsoever, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, snow, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever; nor for interference with the light or other incorporeal hereditaments, nor for any latent defect in the PREMISES or in the Building. TENANT shall give prompt notice to LANDLORD in case of fire or accidents in the PREMISES or in the Building or of defects therein or in the fixtures or equipment.

         In case any action or proceeding be brought against LANDLORD by reason of any obligation on TENANT'S part to be performed under the term of this Lease, or arising from any act or negligence of the TENANT, or of its agents or employees, TENANT, upon notice from LANDLORD shall defend the same at TENANT'S expense by counsel reasonably satisfactory to LANDLORD.

         TENANT shall maintain in full force and effect during the term of this Lease (including any period prior to the beginning of the term during which TENANT has taken possession and including also any period of extension of the Term in which TENANT obtains possession), in responsible companies approved by LANDLORD (i) fire and extended coverage insurance including an endorsement for vandalism and malicious mischief) covering all TENANT'S property in, on or about the PREMISES, with full waiver or subrogation rights against LANDLORD in an amount equal to the full replacement cost of such property, and (ii) public liability insurance insuring TENANT against all claims, demands or action for injury to or death of any one person in an amount of not less than FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS and for injury to or death of more than one person in any one accident in an amount not less than ONE MILLION ($1,000,000.00) DOLLARS and for damage to property in an amount of not less than ONE HUNDRED THOUSAND ($100,000.00) DOLLARS or such other amounts as LANDLORD may reasonably require and (iii) rental insurance equal to one year's rent insurance. All liability policies shall cover the entire PREMISES.

         LANDLORD agrees to maintain fire and extended coverage insurance for the full replacement value of the Building during the term of the Lease.

         All such policies, shall name LANDLORD, any mortgagees of LANDLORD, and all other parties designated by LANDLORD as additional parties insured. All insurance policies shall indicate that at least thirty (30) days prior written notice shall be delivered to all additional parties insured by the insurer prior to termination of cancellation of such insurance and TENANT shall provide Certificates of Insurance, not less than ten (10) days prior to the COMMENCEMENT DATE, evidencing the aforesaid coverage to all insured parties. TENANT shall not violate or permit a violation of any of the conditions or terms of any such insurance policies and shall perform and satisfy all reasonable requirements of the insurance company issuing such policies.


                                       17.

                              Damage or Destruction

         In the event the PREMISES or the Building are damaged by fire or other casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of LANDLORD to the extent of such insurance proceeds available therefor, provided such repairs can, in LANDLORD'S sole opinion, be made within one hundred twenty (120) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, the rent shall be abated in proportion to the part of the PREMISES which is unusable by TENANT in the conduct of its business. All rent shall be abated if partial untenantability renders the entire Premises unfit for TENANT's business. If repairs cannot, in LANDLORD'S sole opinion be made within one hundred twenty (120) days, LANDLORD may at its option make these within a reasonable time and this Lease shall continue in effect. In the case of repairs, which in LANDLORD'S opinion cannot be made within one-hundred twenty
(120) days, LANDLORD shall notify TENANT within thirty (30) days of the date of occurrence of such damage as to whether or not LANDLORD elects to make such repairs and if no such notice is given, LANDLORD shall be deemed not to have elected to make such repairs. If LANDLORD elects not to make such repairs which cannot be made within one hundred twenty (120) days of notice, then either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damage. Notwithstanding anything to the contrary herein contained, in the event that such repairs are not completed within one hundred eighty (180) days of the date of such casualty, then in such event, either party may cancel this Lease. Except as provided in this Section, there shall be no abatement of rent and no liability of LANDLORD by reason of any injury to or interference with TENANT'S business or property arising from any such fire or other casualty or from the making or not making of any repairs, alterations or improvements in or to any portion of the Building or the PREMISES or in or to fixtures, appurtenances and equipment therein. TENANT understands that LANDLORD will not carry insurance of any kind on TENANT'S furniture or furnishings or on any fixtures or equipment removable by TENANT under the provisions of this Lease and that LANDLORD shall not be obliged to repair any damage thereto or replace the same. LANDLORD shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvements installed in the PREMISES by or for TENANT, except to the extent such improvements were permanently installed as part of the initial tenant improvements.


                                       18.

                                Entry by Landlord

         LANDLORD and its agents shall have the right to enter the PREMISES at all reasonable times and upon reasonable notice except in cases of emergency for the purpose of examining or inspecting the same, to supply janitorial services and any other service to be provided by LANDLORD to TENANT hereunder, to show the same to prospective purchasers or tenants of the Building, and make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the PREMISES or to the Building as LANDLORD may deem reasonably necessary or desirable. LANDLORD may enter by means of a master key without liability to TENANT except for any failure to exercise due care for TENANT'S property and without affecting this Lease. LANDLORD shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with TENANT'S use and occupancy of the PREMISES. To the extent that such insurance results in an inability of TENANT to carry on its business for 72 consecutive hours, then in such event, rent shall abate until such ability is restored.

                                       19.

                            Insolvency or Bankruptcy

         If at any time during the term demised or prior thereto there shall be filed by or against TENANT in any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of TENANT'S property, and within thirty (30) days thereof TENANT fails to secure a discharge thereof, or if TENANT makes an assignment for the benefit of creditors, this Lease, at the option of LANDLORD, exercised within a reasonable time after notice of the happening of any one or more of such events, may be canceled and terminated and in which event neither TENANT nor any person claiming through or under TENANT by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the PREMISES demised but shall forthwith quit and surrender the PREMISES, and LANDLORD, in addition to the other rights and remedies LANDLORD has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by it from TENANT or others in behalf of TENANT. Notwithstanding anything to the contrary herein contained, the event of cancellation of this Lease as provided in this paragraph, LANDLORD shall upon such termination be entitled to recover damages in an amount equal to the present value of the rent specified under Section Five (5) and other sections covering the base rent adjustments of this Lease for the remainder of the stated term herein less the fair market rental value of the PREMISES for the stated term.


                                       20.

                                     Default

If any of the following events of default shall occur, to wit:

         (a) TENANT defaults for more than five (5) days after notice of default after the due date therefor in the payment of rent (whether Base Rent or additional rent) or any other sum required to be paid hereunder, or any part thereof, or

         (b) TENANT defaults in the prompt and full performance of any other (i.e. other than payment of rent or any other sum) covenant, agreement or condition of this Lease and such other default shall continue for a period of twenty (20) days after written notice thereof from LANDLORD to TENANT (unless such other default involves a hazardous condition, in which event it shall be cured forthwith). Notwithstanding the foregoing, to the extent that such default cannot be cured within twenty (20) days and TENANT is diligently continuing to attempt to cure said default, and to the extent that such default does not involve a hazardous condition, said period shall be reasonably extended, or

         (c) The leasehold interest of TENANT be levied upon under execution or be attached by process of law, or if TENANT abandons the PREMISES, or

         (d) Bankruptcy or insolvency of TENANT, then in any such event, LANDLORD, besides other rights or remedies, it may have, shall have the immediate right of re-entry and may remove all persons and property from the PREMISES; such Property may be removed and stored in any other place in the Building in which the PREMISES are situated, or in any other place, for the account of and at the expense and at the risk of TENANT.

         TENANT hereby waives all claims for damages which may be caused by the re-entry with process of law of LANDLORD and taking possession of the PREMISES or removing or storing the furniture and property as herein provided, and will save LANDLORD harmless from any loss, costs, or damages occasioned LANDLORD thereby, and no such re-entry shall be considered or construed to be a forcible entry.

         Should LANDLORD elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law; it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the PREMISES or any part thereof for such terms and at such rental or rentals and upon such other terms and conditions as LANDLORD in its sole discretion may deem advisable, with the right to make alterations and repairs to the PREMISES.

         LANDLORD may elect to apply rentals received by it (i) to the payment of any indebtedness, other than rent, due hereunder from TENANT to LANDLORD;
(ii) to the payment of any cost of such re-letting including but not limited to any broker's commissions or fees in connection therewith; (iii) to the payment of the cost of any alterations and repairs to the PREMISES; (iv) to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by LANDLORD and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting after application by LANDLORD to the payments described in foregoing clauses (i) through (iv) during any month be less than that agreed to be paid during that month by TENANT hereunder, then TENANT shall pay such deficiency to LANDLORD. Such deficiency shall be calculated and paid monthly on demand by LANDLORD.

         In lieu of electing to receive and apply rentals as provided in the immediately preceding paragraph, LANDLORD may elect to receive from TENANT as and for LANDLORD'S liquidated damages for TENANT'S default, an amount equal to the entire amount of Base Rent less the fair market rental value of the PREMISES for the balance of the Term provided for in this Lease for the remainder of the Term discounted for present value based upon the rate of interest paid for one
(1) year treasury bills, which amount shall be forthwith due and payable by TENANT upon its being advised of such election by LANDLORD.

         No such re-entry or taking possession of the PREMISES by LANDLORD shall be construed as an election on its part to terminate this Lease unless a written notice of same is given to TENANT or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, LANDLORD may at any time thereafter elect to terminate this Lease for such previous breach.

         Notwithstanding anything to the contrary herein contained or any other rights exercised by LANDLORD hereunder, upon the occurrence of an event of a monetary or material default by TENANT under the terms of this Lease, rent which otherwise would be due or would have been due except for any abatement provided for in this Lease shall be immediately due and payable.


                                       21.

                              Rules and Regulations

         The rules and regulations attached hereto and marked Appendix "B", as well as such rules and regulations as may be hereafter adopted by LANDLORD for the safety, care and cleanliness of the PREMISES and the preservation of good order thereon, are hereby expressly made a part hereof, and TENANT agrees to obey all such rules and regulations. The violation of any such rules and regulations by TENANT shall, after notice and expiration of any cure periods provided for hereunder, be deemed a default under this Lease by TENANT, affording LANDLORD all those remedies set out in Section 20 hereof. LANDLORD shall not be responsible to TENANT for the non-performance by any other tenant or occupant of the Building or any of said rules and regulations. LANDLORD agrees to uniformly enforce all such rules and regulations.


                                       22.

                              Non Real Estate Taxes

         During the term hereof, TENANT shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of TENANT contained in the PREMISES, and TENANT shall cause said fixtures, furnishing, equipment and other personal property to be assessed and billed separately from the real property of LANDLORD. In the event any or all of the TENANT'S fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the LANDLORD'S real property, the TENANT shall pay to LANDLORD its share of such taxes within ten (10) days after delivery to TENANT by LANDLORD of a statement in writing setting forth the amount of such taxes applicable to the TENANT'S property.


                                       23.

                                 Eminent Domain

         If the Building, or a substantial part thereof or a substantial part of the PREMISES, shall be lawfully taken or condemned or conveyed in lieu thereof, (or conveyed under threat of such taking or condemnation), for any public or quasi-public use or purpose, the term of this Lease shall end upon and not before the date of the taking of possession by the condemning authority and without apportionment of the award. TENANT hereby assigns to LANDLORD TENANT'S interest, if any, in such award and specifically agrees that any such award shall be the entire property of LANDLORD in which TENANT shall not be entitled to share. TENANT further waives any right to challenge the right of condemning authority to proceed with such taking. Current rent shall be apportioned as of the date of such termination. If any part of the Building other than the PREMISES or not constituting a substantial part of the PREMISES, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, LANDLORD shall have the right to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by LANDLORD to TENANT for the right of cancellation, and TENANT shall have no right to share in any condemnation award or in any judgment for damages or in any proceeds of any sale made under any threat of condemnation or taking. TENANT shall have the right to separately pursue its own award for relocation expenses and loss of trade fixtures in the event of such condemnation proceedings.


                                       24.

                                  Subordination

         LANDLORD has heretofore and may hereafter from time to time execute and deliver mortgages or trust deeds in the nature of a mortgage, both referred to herein as "Mortgages" against the Land and Building, or any interest therein. If requested by the Mortgagee or trustee under any Mortgage, TENANT will either (a) subordinate its interest in this Lease to said Mortgages, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, modifications and extensions thereof, or (b) make TENANT'S interest in this Lease inferior thereto; and TENANT will promptly execute and deliver such agreement or agreements as may be reasonably required by such mortgage or trustee under any Mortgage, provided however that any such subordination shall provide that so long as TENANT is not in default hereunder, its tenancy shall not be disturbed.

         It is further agreed that (a) if any Mortgage shall be foreclosed (i) the liability of the mortgagee or trustee thereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as LANDLORD under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building and such liability shall not continue or survive after further transfer of ownership; and (ii) upon request of the mortgagee or trustee, TENANT will attorn, as TENANT under this Lease, to the purchaser at any foreclosure sale under any mortgage, and TENANT will execute such instruments as may be necessary or appropriate to evidence such attornment; and (b) this Lease may not be modified or amended so as to reduce the rent or shorten the term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of the LANDLORD or TENANT, nor shall this Lease be canceled or surrendered without the prior written consent, in each instance of the mortgagee or trustee under any Mortgage. It is understood that TENANT'S tenancy shall not be disturbed so long as TENANT is not in default under this Lease. LANDLORD agrees to request a non-disturbance letter from its existing mortgagee.

         TENANT agrees to give any mortgages and/or trust deed holders, by registered mail, a copy of any notice of default served upon the LANDLORD by TENANT provided that prior to such notice TENANT has received notice (by way of service on TENANT of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagees and/or trust deed holders. TENANT further agrees that if LANDLORD shall have failed to cure such default within the time provided for in this lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure).
Such period of time shall be extended by any period within which such mortgagee and/or trust deed holder is prevented from commencing or pursuing such foreclosure proceedings by reason of

LANDLORD'S bankruptcy. Until the time allowed as aforesaid for mortgagee and/or trust deed holder to cure such defaults has expired without cure, TENANT shall have no right to and shall not terminate this Lease on account of default.

         No mortgagee and no person acquiring title to the demised premises by reason of foreclosure of any mortgage or by conveyance in lieu of foreclosure shall have any obligation or liability to TENANT on account of any security deposit unless such mortgagee or title holder shall receive such security deposit in cash.


                                       25.

                                     Waiver

         The waiver of LANDLORD of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by TENANT of any term, covenant or condition of this Lease. It is understood and agreed that the remedies herein given to LANDLORD shall be cumulative, and the exercise of any one remedy by LANDLORD shall not be to the exclusion of any other remedy. It is also agreed that after the service of notice or the commencement of a suit or judgment for possession of the PREMISES, LANDLORD may collect and receive any monies due, and the payment of said monies shall not waive or affect said notice, suit or judgment.


                                       26.

                              Inability To Perform

         This Lease and the obligation of TENANT to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of TENANT to be performed shall not be affected, impaired or excused, nor shall LANDLORD at any time be deemed to be in default hereunder because LANDLORD is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or by implication to be supplied or is unable to make, or is delayed in making any TENANT improvement, repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if LANDLORD is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever beyond the reasonable control of LANDLORD, including but not limited to riots and civil disturbances or energy shortages or governmental preemption in connection with a national emergency or by reason of any rule, order, or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                                       27.

                                   Subrogation

         The parties hereto agree to have any and all fire, extended coverage or any and all material damage insurance which shall be carried pursuant to this Lease endorsed with a subrogation clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein"; and each party hereto waives all claims for recovery from the other party for any loss or damage (whether or not such loss or damage is caused by negligence of the other party and notwithstanding any provision or provisions contained in this Lease to the contrary) to any of its property insured under valid and collectible insurance.


                                       28.

                                Sale By Landlord

         In the event of a sale or conveyance by LANDLORD of the Building containing the PREMISES, the same shall operate to release LANDLORD from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of TENANT, and in such event TENANT agrees to look solely to the responsibility of the successor in interest of LANDLORD in and to this Lease. If any security deposit has been made by TENANT hereunder, LANDLORD shall transfer such security deposit to such successor in interest of LANDLORD and thereupon LANDLORD shall be released from any further obligations hereunder. This Lease shall not be affected by any such sale, and the TENANT agrees to attorn to the Purchaser or assignee.


                                       29.

                          Rights of Landlord To Perform

         All covenants and agreements to be performed by tenant under any of the terms of this Lease shall be performed by TENANT at TENANT'S sole cost and expense and without any abatement of rent. If TENANT shall fail to pay any sum of money, other than rent, required to be paid it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by LANDLORD, LANDLORD may, but shall not be obligated so to do, and without waiving or release TENANT from any obligations of TENANT, make any such payment or perform any such other act on TENANT'S part to be made or performed as in this Lease provided. All sums so paid by LANDLORD and all necessary incidental costs together with interest thereon at the rate set forth in Section 5 of this Lease computed from the date of such payment by LANDLORD shall be payable to LANDLORD and the LANDLORD shall have (in addition to any other right or remedy of LANDLORD) the same rights and remedies in the event of the non-payment thereof by TENANT as in the case of default by TENANT in the payment of rent.


                                       30.

                              Estoppel Certificate

         TENANT shall at any time and from time to time upon not less than ten
(10) days' prior written notice from LANDLORD execute, acknowledge and deliver to LANDLORD a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of the modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid and acknowledging that there are not, to TENANT'S knowledge, any uncured defaults on the part of LANDLORD hereunder or specifying such defaults if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the PREMISES are a part. TENANT'S failure to deliver such statement within such time shall be conclusive upon TENANT that this Lease is in full force and effect, without modification except as may be represented by LANDLORD, that there are no uncured defaults in LANDLORD'S performance and that not more than two (2) months' rental has been paid in advance.


                                       31.

                                   Preparation

         LANDLORD agrees to cause the PREMISES to be completed in accordance with the plans, specification and agreements approved by both parties on the terms, conditions, and provisions as provided in the plans attached hereto in Appendix "C" which is attached hereto and made a part of this Lease.


                                       32.

                                     Notice

         Any notice from LANDLORD to TENANT or from TENANT to LANDLORD may be served personally, by mail, or by overnight courier. If served by mail, notice shall be deemed served on the second day after mailing by registered or certified mail, addressed to TENANT at the PREMISES or to LANDLORD at the place from time to time established for the payment of rent and a copy thereof shall until further notice, be served personally or by registered or certified mail to LANDLORD at the address shown on the first page of the Lease.

                                       33.

                                 Rights Reserved

         LANDLORD reserves the following rights, exercisable without notice and without liability to TENANT for damage or injury to property, person or business and without effecting an eviction, constructive or actual or disturbance of TENANT'S use of possession or giving rise to any claim for set-off or abatement of rent:

         (a) To change the Building's name or street address upon sixty (60) days prior written notice;

         (b) To install, affix and maintain any and all signs on the exterior and interior of the Building;

         (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all lighting interior or exterior of the Building;

         (d) To retain at all times, and to use in appropriate instances, keys to all doors within and into the PREMISES. No locks or bolts shall be altered, changed or added without the prior written consent of LANDLORD;

         (e) Subject to the provisions of paragraph 9.(a), to decorate or to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purpose to enter upon the PREMISES, and during the continuance of said work to temporarily close doors, entryways, public spaces, and corridors in the Building and to interrupt or temporarily suspend Building services and facilities;

         (f) To prescribe the location and style of the suite number and identification sign or lettering for the PREMISES occupied by TENANT;

         (g) To have access for LANDLORD and other tenants of the Building to mail chutes according to the rules of the United States Post Office;

         (h) To enter the PREMISES at reasonable hours for reasonable purposes, including inspection and supplying janitorial service or other service to be provided to TENANT hereunder;

         (i) To require all persons entering or leaving the

             Building during such hours as LANDLORD may from time to time reasonably determine to identify themselves to watchmen by designation or otherwise, and to establish their right to enter or leave in accordance with the provisions of Paragraph 19 hereof. LANDLORD shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, LANDLORD reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by LANDLORD for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. TENANT agrees to cooperate in any reasonable safety program developed by LANDLORD;

         (j) To control and prevent access to common areas and other non-general public areas pursuant to Appendix "B" attached to this Lease;

         (k) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Appendix "B" attached to this Lease or other sections of this Lease, for the protection and welfare of the Building and its tenants and occupants, as the LANDLORD may determine, and the TENANT agrees to abide by all such rules and regulations;

         (l) To have and retain a paramount title to the PREMISES free and clear of any act of TENANT;

         (m) To grant to anyone that exclusive right to conduct any business or render any services in the Building;

         (n) To approve the weight, size and location of safes and other heavy equipment and articles in and about the PREMISES and the Building, and to require all such items and furniture to be moved into and out of the Building and the PREMISES only at such times and in such manner as LANDLORD shall direct in writing. Movements of TENANT'S property into or out of the Building and within the Building are entirely at the risk and responsibility of TENANT and LANDLORD reserves the right to require permits before allowing any such property to be moved into or out of the building.

                                       34.

                               Real Estate Broker

         TENANT represents that TENANT has dealt directly with and only with FRAIN, CAMINS & SWARTCHILD and CB COMMERCIAL as brokers in connection with this Lease and agrees to indemnify and hold LANDLORD harmless from all claims or demands of any other broker or brokers for any commission alleged to be due such broker or brokers in connection with its participating in the negotiation with TENANT of this Lease.


                                       35.

                            Miscellaneous Provisions

         (a) The term "OFFICE" or "OFFICES" wherever used in this Lease, shall not be construed to mean or permit the PREMISES to be used as a store or stores, for the sale or display, at any time, of goods, wares, or merchandise of any kind, or as a restaurant, shop, booth, bootblack, or other stand, barbershop, or for other similar purposes or for manufacturing. The words "RE-ENTER" or "RE-ENTRY" as used in this Lease, are not restricted to their technical legal meaning. The term "LANDLORD" as used in this Lease means only the LANDLORD from time to time and upon conveying its interest, such conveying LANDLORD shall be relieved from any further obligation or liability.

         (b) Time is of the essence of this Lease and each and all of its provisions.

         (c) Submission of this instrument for examination or signature by TENANT does not constitute a reservation or offer or option for lease, and it is not effective as a lease or otherwise so as to incur the least inconvenience to TENANT.

         (d) The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

         (e) This Lease shall be governed by and construed pursuant to the laws of the State of Illinois.

         (f) Should any mortgage require a modification of this Lease, which modifications will not bring about any increased cost or expense to TENANT or in any other way materially change the rights and obligations of

             TENANT hereunder, then and in such event, TENANT agrees that this Lease may be so modified.

         (g) TENANT agrees to provide to LANDLORD, upon request, (but not more than once annually) a current financial statement of TENANT certified by an authorized representative of TENANT to be true and correct, and further agrees to provide any other financial information reasonably requested by LANDLORD.

         (h) All rights and remedies of LANDLORD under this Lease, or that may be provided by law, may be exercised by LANDLORD in its own name individually, or in its name by its agent, and all legal proceedings for the enforcement of any such rights or remedies, including distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by LANDLORD in its own name individually or in its name or by its agent. TENANT conclusively agrees that LANDLORD has full power and authority to execute this Lease and to make and perform the agreements herein contained and TENANT expressly stipulates that any rights or remedies available to LANDLORD either by the provision of this Lease or otherwise may be enforced by LANDLORD in its own name individually or in its name by agent or principal.

         (i) Any of the covenants and conditions of this Lease shall survive termination of the Lease.

         (j) The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (k) If TENANT is a corporation and if at any time during the Lease Term the person or persons who owns a majority of its voting shares at the time of the execution of this Lease cease to own a majority of such shares (except as a result of transfers by gift, bequest or inheritance) TENANT shall so notify LANDLORD and LANDLORD may terminate this Lease by notice to TENANT given within ninety (90) days thereafter. This Section shall not apply whenever TENANT is a corporation, the outstanding voting stock of which is listed on a recognized security exchange or if at least ninety (90%) percent of its voting stock is owned by another corporation, the voting stock of which is so listed. For the purposes of this Section, stock ownership shall be determined in accordance with the principles set forth in Section

             544 of the Internal Revenue Code of 1954 as the same existed on August 16, 1954, and the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation. Notwithstanding the foregoing in the event of transfer of control of TENANT, then in lieu hereof the provisions of Section 14, as in the case of subleases, shall apply.

         (1) This Lease includes appendices A, B, C and D which are expressly made a part of this Lease.

         (m) LANDLORD further agrees to purchase at its own cost and expense a limited golf membership at Wynstone Country Club for the benefit of TENANT during the term of the Lease which membership shall include all privileges of a regular golf membership except for weekend or holiday play. TENANT agrees to be responsible for membership dues and membership fees associated with such membership during the term of the Lease.


                                       36.

                        Tenant-Corporation or Partnership

         In case TENANT is a corporation, TENANT represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of the TENANT and constitutes the valid and binding agreement of the TENANT in accordance with the terms hereof. In case TENANT is a partnership, TENANT represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of TENANT, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future partner in TENANT shall be and remain at all times jointly and severally liable hereunder and that the death, resignation or withdrawal of any partner shall not release the liability of such partner under the terms of this Lease unless and until the LANDLORD shall have consented in writing to such release.


                                       37.

                             Successors and Assigns

         The covenants and conditions herein contained shall apply to and bind the respective heirs, successors, Executors, administrators, and assigns of the parties hereto. The terms "LANDLORD" and "TENANT" shall include the successors and assigns of either such party, whether immediate or remote.


                                       38.

                          Limited Right of First Offer

         So long as TENANT is not in default hereunder, in further consideration of the within Lease, LANDLORD hereby grants to TENANT a limited right of first offer to purchase the property commonly as proposed Lot 7 in Wynstone/Sunningdale Commercial Area II Office Park as depicted on Appendix D attached hereto and specifically incorporated by reference herein. The parties acknowledge that LANDLORD is presently in negotiation with the Village of North Barrington with respect to the subdivision and construction requirements to develop said property which forms a portion of Phase II of the Office Park at Wynstone. Upon the recording of the Plat of Wynstone/Sunningdale Commercial Area II, LANDLORD and TENANT shall have a period of sixty (60) days (the "Negotiation Period") to enter into good faith negotiations for the sale of Lot 7 to TENANT on the construction by LANDLORD for a build-to-suit building thereon for occupancy by TENANT. If LANDLORD and TENANT have not reached agreement on the sale of Lot 7 prior to the end of the Negotiation Period, LANDLORD shall be free to sell Lot 7 to a third party. However, LANDLORD may not sell Lot 7 to a third party on terms materially more favorable to the third party purchaser than the terms offered to TENANT during the Negotiation Period, unless prior to said sale, LANDLORD gives TENANT notice of the proposed terms of the sale to the third party purchaser. TENANT shall then have fifteen (15) days to accept such terms and conditions and thereafter proceed to purchase Lot 7 pursuant to the terms of such notice and if TENANT fails to elect to do so in writing within said fifteen (15) days, LANDLORD shall be free to sell Lot 7 to a third party on such terms.

         IN WITNESS WHEREOF, the LANDLORD and TENANT have executed this Lease the day and year first above written.

                                    LANDLORD:

                                    SUNNINGDALE PARTNERS, INC.,
                                    an Illinois corporation,

                                    BY:
                                       -----------------------------------------
                                    ATTEST:
                                           -------------------------------------

                                    TENANT:

                                    THE WAMBERG ORGANIZATION, INC., a
                                    corporation,

                                    BY:  /s/ W. T. WAMBERG
                                       -----------------------------------------
                                    ATTEST:    [ILLEGIBLE]
                                           -------------------------------------

                                  APPENDIX "B"

                             RULES AND REGULATIONS
                    ATTACHED TO AND MADE PART OF THIS LEASE

         1. TENANT shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may in LANDLORD'S judgment appear unsightly from outside the premises of the Building. LANDLORD shall furnish and install building standard window blinds at all exterior windows.

         2. The building directory located in the Building Lobby as provided by LANDLORD shall be available to TENANT solely to display its name and location in the Building which display shall be as directed by LANDLORD.

         3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by TENANT or used by TENANT for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the LANDLORD shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of LANDLORD, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Building. Neither TENANT nor any employees or invitees of any TENANT shall go upon the roof of the building.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and to the extent caused by TENANT or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by TENANT.

         5. TENANT shall not cause any unnecessary janitorial labor or services by reason of TENANT'S carelessness or indifference in the preservation of good order and cleanliness.

         6. The Premises shall not be used for lodging.

         7. TENANT shall not bring upon, use or keep in the Premises or the Building any kerosene gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by LANDLORD.

         8. LANDLORD shall have sole power to direct electricians as to where and how telephone and other wires are to be introduced. No boring or cutting for wires will be allowed without the consent of LANDLORD. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of LANDLORD.

         9. Upon the termination of the tenancy, TENANT shall deliver to the LANDLORD all keys and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished TENANT. In the event of loss of any keys so furnished, TENANT shall pay the LANDLORD therefor. TENANT shall not make or cause to be made any such keys and shall order all such keys solely from LANDLORD and shall pay LANDLORD for any additional such keys over and above the two sets of keys furnished by LANDLORD.

         10. TENANT shall not install linoleum, tile, carpet or other floor coverings so that the same shall be affixed to the floor of the Premises in any manner except as approved by the LANDLORD.

         11. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by the LANDLORD.

         12. TENANT shall cause all doors to the Premises to be closed and securely locked before leaving the Building at the end of the day.

         13. Without the prior written consent of LANDLORD, TENANT shall not use the name of the Building or any picture of the Building in connection with or in promoting or advertising the business of TENANT except TENANT may use the address of the Building as the address of its business.

         14. TENANT shall not waste heat or air-conditioning, and shall cooperate fully with LANDLORD to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for TENANT'S use. TENANT shall keep corridor doors closed.

         15. TENANT assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked except if unlocked by LANDLORD and other means of entry to premises closed and secured.

         16. Peddlers, solicitors and beggars shall be reported to the office of the Building or as LANDLORD otherwise requests.

         17. TENANT shall not advertise the business, profession or activities of TENANT conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

         18. TENANT shall allow no animals or pets to be brought or to remain in the Building or any part thereof.

         19. TENANT acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Building. Accordingly:

               (a) LANDLORD may at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by LANDLORD and/or its agents, in their sole discretion, require that persons entering or leaving the Building identify themselves to watchmen or other employees designated by LANDLORD by registration, identification or otherwise.

               (b) LANDLORD may at any time, or from time to time or for regularly scheduled time periods, as deemed advisable by LANDLORD and/or its agents, in their sole discretion, employ such other security measures as but not limited to the search of all persons, parcels, packages, etc., entering and leaving the Building, the evacuation of the Building and the denial of access of any person to the Building.

               (c) TENANT hereby assents to the exercise of the above discretion of LANDLORD and its agents, whether done acting under reasonable belief of cause or for drills, regardless of whether or not such action shall in fact be warranted and regardless of whether any such action is applied uniformly or as aimed at specific persons whose conduct is deemed suspicious.

               (d) The exercise of such security measures and the resulting interruption of service and cessation or loss of TENANT'S business, if any, shall never be deemed an eviction or disturbance of TENANT'S use and possession of the Premises, or any part thereof, or render LANDLORD liable to TENANT for damages or relieve TENANT from TENANT'S obligations under this Lease.

               (e) TENANT agrees that it and its employees will cooperate fully with Building employees in the implementation of any and all security procedures.

         20. In the event carpeting is furnished by LANDLORD, TENANT will be fully responsible for and upon LANDLORD'S request will pay for any damage to carpeting caused by lack of protective mats under desk chairs or equipment or any other abnormal puncture and wearing of carpet.

         21. To the extent it does not require capital improvements,

TENANT shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public Office or body having jurisdiction, with respect to the Premises and the use or occupancy thereof. TENANT shall not make or permit any use of the Premises which directly or indirectly is forbidden by law, ordinances, governmental regulations or order or direction of applicable public authority, or which may be dangerous to person or property.

         22. TENANT shall not use or permit to be brought into the Premises or the Building any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done any act or thing which will invalidate or which if brought in would be in conflict with any insurance policy covering the Building or its operation, or the Premises, or any part of either, and will not do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and TENANT shall at all times comply with all such rules, orders, regulations or requirements), or which shall increase the rate of insurance on the Building, its appurtenances, contents or operation.

         23. If TENANT desires signal, communication, alarm or other utility or similar service connections installed or changed, TENANT shall not install or change the same without the approval of LANDLORD and then only under direction of LANDLORD and at TENANT'S expense. TENANT shall not install in the Premises any equipment which requires a substantial amount of electrical current without the advance written consent of the LANDLORD and TENANT shall ascertain from the LANDLORD the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants of the Building, and shall not in any event connect a greater load than such safe capacity.

         24. Service requirements of TENANT will be attended to only upon application to management of the Building. Employees of LANDLORD shall not perform any work or do anything outside of their regular duties unless under special instruction from LANDLORD.

         25. No TENANT shall obtain for use upon the premises ice, drinking water, towel and other similar services on the Premises, except from persons authorized by the LANDLORD and at the hours and under regulations fixed by the LANDLORD.

         26. LANDLORD reserves the right to exclude or expel from the Building any person who, in the judgment of LANDLORD is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of any of the rules and regulations of the building.

         27. No vending machines of any description shall be installed, maintained or operated in the Premises without the written consent of LANDLORD.

         28. TENANT shall not (i) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air-conditioning apparatus in or about the Premises, (ii) carry on any mechanical business in or about the Premises without the written permission of LANDLORD, (iii) exhibit, sell or offer for sale, use, rent or exchange in the Premises or Building any article, thing or service except those ordinarily embraced within the permitted use of the Premises specified in this Lease, (iv) use the Premises for housing, lodging or sleeping purposes, (v) permit preparation or warming of food in the Premises or permit food to be brought into the Premises for consumption therein (warming of coffee and individual lunches of employees excepted) except by express permission of LANDLORD, (vi) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises, (vii) operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises, (viii) use any illumination or power for the operation of any equipment or device other than electricity, (ix) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, (x) bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind person) or other animal or bird, (xi) make or permit any objectionable noise or odor to emanate from the Premises, (xii) disturb, solicit or canvas any occupant of the Building, (xiii) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building, or (xiv) throw or permit to be thrown or dropped any article from any window or other opening in the Building.

         29. From time to time LANDLORD reserves the right to amend and modify these rules and regulations.

                                  APPENDIX "C"

         This Work Agreement is executed simultaneously with the foregoing Lease (the "Lease") wherein TENANT is leasing certain space in 102 So. Wynstone Park Drive, North Barrington, Illinois.

         LANDLORD and TENANT named in said Lease agree as follows:

         1. TENANT agrees to devote such time in consultation with LANDLORD and LANDLORD'S architect (the "Architect") and whomever else LANDLORD shall designate and to furnish such information relative to the Premises, all as LANDLORD may deem necessary to enable LANDLORD to complete prior to the Commencement Date the Premises in accordance with TENANT'S requirements as shown in the plans attached to the within Appendix "C" and made a part hereof ("The Work").

         2. All work to be done in the Premises, including without limitation, The Work, shall be subject to approval of LANDLORD and no work shall be undertaken in the Premises until such approval is given in writing.

         3. Except as hereinafter set forth, LANDLORD has no obligation to perform or pay for any work to the Premises other than The Work. If TENANT wishes other work ("Additional Work") to the Premises in addition to The Work, TENANT shall deliver to LANDLORD for its approval final plans and specifications for the Additional Work. Such plans (including any required changes to LANDLORD'S Plan) for the Additional Work. Such plans (including any required changes to LANDLORD'S Plan) for the Additional Work shall be prepared at TENANT'S cost and expense. Provided TENANT approved the cost thereof, LANDLORD agrees to cause the Additional Work to be constructed by LANDLORD'S contractors which construction shall be at TENANT'S cost and expense. LANDLORD shall furnish TENANT with written estimates of the cost of the Additional Work within fifteen
(15) days after receipt by LANDLORD of the plans for the Additional Work. If TENANT shall fail to approve in writing such estimates within seven (7) days from receipt thereof, TENANT shall be deemed to have abandoned its request for Additional Work, and LANDLORD shall not be authorized to proceed with such Additional Work. If TENANT approves in writing such estimates in the form supplied by LANDLORD, TENANT shall pay LANDLORD the cost of such Additional Work together with ten (10%) percent of such cost for LANDLORD'S overhead and supervision all as and when billed therefor (whether in one or more installments are required by LANDLORD). The sums due hereunder shall be deemed to be rent and treated as such in accordance with the terms and provisions of this Lease and shall be due and payable on invoice. If TENANT does not authorize LANDLORD to do the Additional Work, the improvement to the Premises shall be limited to The Work.

         4. Notwithstanding the date provided in the Lease for commencement of the term thereof, TENANT'S obligation to pay rent thereunder shall not commence until LANDLORD shall have substantially completed all The Work and, if agreed to be performed by LANDLORD, the Additional Work; provided, however, if LANDLORD shall be delayed in substantially completing the Premises as a result of

              (a) TENANT'S failure to furnish the Plans or the plans for the Additional Work as required hereby, or

              (b) TENANT'S failure to approve cost estimates for Additional Work within the time specified in paragraph 3 hereof, or

              (c) TENANT'S request for materials, finishes or installations other than required by The Work, or

              (d) TENANT'S changes in The Work or the Plans or the plans for Additional Work (notwithstanding LANDLORD'S approval of any such changes), or

              (e) Any other act or omission by TENANT or its agents, the commencement of the term of the Lease and the payment of rent thereunder shall not be affected or deferred on account of such delay.

         5. LANDLORD, at LANDLORD'S discretion, may permit TENANT and TENANT'S agents to enter the Premises prior to the date specified as the commencement of the term of the Lease in order that TENANT may make the Premises ready for TENANT'S use and occupancy. If LANDLORD permits such entry prior to the commencement of the term, such permission shall constitute a license only and not a lease and such license shall be conditioned upon TENANT working in harmony and not interfering with LANDLORD and LANDLORD'S agents, contractors, workmen, mechanics and suppliers in doing The Work or Additional Work, if any, or LANDLORD'S work in the Building or with other tenants and occupants of the Building. LANDLORD shall have the right to withdraw such license for any reason upon twenty-four (24) hours' written notice to TENANT. TENANT agrees that LANDLORD shall not be liable in any way for any injury, loss or damage which may occur to any TENANT'S preparations of the Premises or to properties placed therein prior to the commencement of the term of the Lease, the same being at TENANT'S sole risk.

         6. LANDLORD agrees to provide at its sole cost and expense, all Building Standard work as described in the attached schedule thereof. It is further agreed that LANDLORD, at its expense, shall provide five fixed glass (full light) panels and wood frames with full light doors and the same level of finish, including a reception desk in the reception area as similar to that presently used by ADVO. LANDLORD further agrees that at its sole cost and expense to provide a full light door with two full light side panels in the main entrance and an exercise room of approximately 10' x 13' with powder room and 3' x 4' shower room inside as well as a kitchen including cabinetry and appliances of the same or similar quality to that provided to ADVO.

         7. LANDLORD shall further provide a warranty for the period of one (1) year from completion that all such improvements have been installed in a good and workmanlike manner.

                                     LANDLORD:

                                     SUNNINGDALE PARTNERS, INC., an
                                     Illinois corporation,


                                     BY:
                                        ---------------------------------------

                                     ATTEST:
                                            -----------------------------------

                                     TENANT:

                                     THE WAMBERG ORGANIZATION, INC., a
                                     corporation,


                                     BY: /s/ [ILLEGIBLE]
                                        ---------------------------------------

                                     ATTEST: /s/ [ILLEGIBLE]
                                            -----------------------------------

                                  APPENDIX "A"

                         THE WAMBERG ORGANIZATION, INC,



                                  [FLOOR PLAN]

                                   APPENDIX D

                       JANITORIAL CLEANING SPECIFICATIONS

                           102 S. WYNSTONE PARK DRIVE
                              NORTH BARRINGTON, IL

GENERAL CLEANING

     1.   Dust and sweep flooring.
     2. Vacuum carpeted aisles 4 nights per week. Heavy vacuum once each week moving light furniture.
     3.   Sweep stairways.
     4. Empty and clean, as needed, wastepaper baskets, ash trays, receptacles, etc.
     5. Remove wastepaper, waste materials, and ash trays and remove to dumpster.
     6.   Dust furniture, fixtures, desk equipment, telephones and window sills.
     7. Dust baseboards, chair rails, louvers, pictures, charts, doors, etc. within reach.
     8.   Remove all finger marks.
     9.   Wash drinking fountains and coolers.
     10.  Keep locker and service closet rooms clean and orderly.
     11.  Scrub flooring in entrance areas and public areas.
     12.  Clean floor mats as needed.
     13.  Dust and rub down mail chutes and mail depositories.
     14.  Spot clean entrance doors.

NIGHTLY CLEANING OF LAVATORIES

     1.   Sweep and wash flooring.
     2. Wash and polish mirrors, shelves, lighting fixtures, etc., including flushmeters, piping and toilet seat hinges.
     3.   Wash both sides of toilet seats, wash basins, bowls and urinals.
     4.   Dust partitions, tile walls, dispensers, doors and receptacles.
     5.   Empty and clean towel and sanitary disposal receptacles.
     6.   Remove wastepaper and refuse to a designated area.
     7.   Fill toilet tissue, soap and towel dispensers.

PERIODIC CLEANING OF LAVATORIES

     1.   Scrub floors.
     2.   Wash partitions, tile walls, and enamel surfaces.

PERIODIC CLEANING

     1.   Clean lights, globes and fixtures once a month.
     2.   Dust walls once a month.
     3. On multiple tenancy floors, stone, ceramic tile, marble and terrazzo flooring in elevator foyers and corridors will be washed once each week. Resilient flooring will be spray buffed once each week.
     4. Spot clean carpets in public corridors once a week and shampoo two times a year.
     5. On multiple tenancy floors, elevator, stairway, office and utility doors will be washed with clean water or cleaner once a month.
     6. On multiple tenancy floors, dust and clean electric fixtures and any other fittings in public corridors once a month.
     7. Wash all interior and exterior glass two times a year at an additional cost.
     8.   Wash or vacuum stairways periodically.
     9. All unoccupied areas not under construction shall be vacuumed or swept periodically as directed by building manager.

SEMI-ANNUAL CLEANING

     1. Dust pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.
     2.   Dust exterior of lighting fixtures.
     3.   Dust overhead pipes, sprinklers, etc.
     4.   Dust venetian blinds.
     5.   Dust window frames.

FLOOR MAINTENANCE

     1. Wash and apply 1 coat of approved floor finish to composition flooring once every six months.
     2.   Wash and wipe baseboards during the floor maintenance operation.

                                  ATTACHMENT A

                               BUILDING STANDARDS

                          THE OFFICE PARK AT WYNSTONE
                              NORTH BARRINGTON, IL

Except as otherwise provided in this Lease and the Tenant Work Agreement, Landlord shall supply and install, pursuant to Tenant's final space plans and Tenant's Building Standard Improvement allowance, the following interior construction improvements:

          1.   Partitions:

               a.   Corridor and Demising -- 3-5/8" studs at 2'-0" o.c.
                    with 2 layers of 5/8" gypsum wallboard for 1 hour U.L. rating with sound attenuation blanket insulation between studs to ceiling above for multi-tenant floors.

               b. Interior -- 3-5/8" studs at 2'-0" with 5/8" gypsum wallboard each face. Allowance of one linear foot for each 15 rentable square feet.

          2.   Doors:

               a. Entrance -- Six (6) panel wood doors 6'8" in height and frame with 3-1/2" casings painted to match walls. Polished brass lever handle hardware and lockset. Allowance of one assembly per tenant.

               b. Interior -- Six (6) panel wood doors 6'8" in height and frames with 3-1/2" casings painted to match walls.
                    Polished brass lever handle hardware and lockset. Allowance of one assembly per 400 rentable square feet; standard interior partitioning.

          3.   Electrical:

               a. Lighting -- 2'x4' lay-in fluorescent light fixtures with parabolic louvers. Allowance of one fixture per 120 rentable square feet.

               b.   Light Switches -- Upon mutual agreement by June 30, 1992.

               C. Duplex Wall Receptacles -- Upon mutual agreement by June 30, 1992.

               d.   Telephone Wall Outlet -- Upon mutual agreement by June 30,
                    1992.

          4.   Ceilings

               2' x 2' exposed tee grid with layin tile.

          5.   Window Covering - Blinds:

               1" wide tapeless narrow slat horizontal venetian blinds in building standard color at each exterior window.

          6.   Floors:

               a. Carpet - Wall-to-wall carpet with direct gluedown installation in building standard material and colors, throughout demised area. Tenant may substitute to building standard vinyl tile and base. Allowance of $1.50 per rentable square foot.

               b. Base - 4-1/2" wood baseboard in building standard color on all partition walls.

           7.  Finishes:

               a. Paint - All building standard partitioning and door frames to receive two coats of paint in building standard colors and material. Application of one color per area.

          8.   HVAC - Air Cleaner and Humidification:

               Install a complete multiple zone commercial grade heating and air conditioning system per the latest ASHRAE standards. Design parameters to be 95 degree dry bulb to 70 degree dry bulb for cooling and -10 degree dry bulb to 75 degree dry bulb for heating.

               Heating equipment will be a minimum of 90% efficient and cooling equipment to have a minimum of 9 S.E.E.R.

               High efficiency air cleaners will be provided for maximum air purification.

               Main systems control will be through the use of programmable set back thermostats.

               Systems shall be designed to provide individual tenant control as well as individual tenant utility metering to the maximum extent feasible.

               Exhaust systems will be provided in toilet rooms, lunch room, main office area and conference room. Exhaust systems will include variable speed control.

               All ductwork will be fabricated per the latest SMACNA standards and completely balanced for maximum comfort.

          9.   Life Safety:

               a. Fire Alarm and Detection System - fire horns in public areas and stairs. Area smoke detectors in tenant areas, lobbies, stairs and mechanical spaces. Manual pull stations at all means of egress.

               b.   Emergency Lighting:

                    Building standard light fixtures on emergency circuits as required by code.

               c.   Exit Signs:

                    Building standard exit signs installed as required by code.

               d.   Fire Extinguishers:

                    As required by local code.

          10.  Signage:

               a. Entrance - one building standard sign provided adjacent to main entrance door.

               b. Exterior - one building standard office park sign provided adjacent to main entrance door on first floor West of sidewalk.

                                  APPENDIX "A"

                         THE WAMBERG ORGANIZATION, INC.

                              (LOSS FACTOR 1.115)

                                  [FLOOR PLAN]

                              ESTOPPEL CERTIFICATE

     The undersigned Sunningdale Partners, Inc., an Illinois corporation ("Landlord") and The Wamberg Organization, Inc., an Illinois corporation ("Sublessor") hereby certify to Clark/Bardes, Inc. ("Sublessee") as follows:

     1.   Landlord and Sublessor are parties to the following documents:

          a.   Third Amendment to Office Lease dated February 21, 1998;

          b.   Amendment to Lease dated December 5, 1996;

          c.   Second Amendment to Lease dated August 26, 1994;

          d.   Amendment to Lease dated December 30, 1993;

          e.   Lease dated June 30, 1992;

               (items a. through e. being hereafter referred to as the "Lease").

     2. The Lease pertains to office space located in the office building know as the "Advo" Building, 102 South Wynstone Park Drive, North Barrington, IL 60010 (the "Building"). The foregoing documents are complete and embody all agreements and understandings between Landlord and Sublessor pertaining to the Building. Said Lease is in full force and effect and has not been further modified or amended.

     3. The Premises that are currently subject to the terms and condition of the Lease consist of approximately 11,085 square feet of space in the Building, of which 9,391 square feet (the "Subleased Premises") are located on the first floor and 1,694 square feet are located on the ground floor.

     4. The term of the Lease with respect to the entire Premises extends until February 20, 2009.

     5. Base Rent payable under the Lease for the entire Premises is currently $177,360.00 annually and $14,780.00 monthly.

     6. Base Rent payable under the Lease for the Subleased Premises is $150,256.00 annually and $12,521.33 monthly.

     7. Tenant's Proportionate Share of "Operating Expenses" as defined in the Lease is 58.76% for the entire Premises and 49.78% for the Subleased Premises.

     8.   All monthly rent has been paid in full through August 31, 1999.

     9. The estimated payments for Operating Expenses have been paid in full through August 31, 1999.

     10. The annual reconciliation of actual Operating Expenses for 1998 has been completed and all payments associated therewith have been settled. Actual Operating Expenses for 1998, including real estate taxes, were $6.77 per square foot.

     11. The annual reconciliation of Real Estate Taxes for taxes payable in 1998 has been completed and all payments associated therewith have been settled.

     12.  There is no Security Deposit held by Landlord under the Lease.

     13. To the best knowledge of each of the undersigned, no event has occurred or circumstance currently exists which, with the giving of notice or passage of time, would constitute a default or event of default by either Landlord or Tenant under the Lease.

     14. The undersigned acknowledge and agree that Sublessee may rely on the certifications made in this Estoppel in consummating a sublease of the Lease.

     IN WITNESS WHEREOF this Estoppel is executed and delivered as of the ____ day of September, 1999.

LANDLORD:                                   TENANT/SUBLESSOR:

SUNNINGDALE PARTNERS, INC., an              THE WAMBERG ORGANIZATION, INC.
Illinois corporation


By: /s/ W. T. WAMBERG                       By: /s/ W. T. WAMBERG
   ----------------------------                --------------------------------
   Name: W. T. WAMBERG                         Name: W. T. WAMBERG
        -----------------------                     ---------------------------
   Title: President                            Title: President
         ----------------------                      --------------------------

                                       2